FOOTSTAR, INC.
--------------------------------------------------------------------------------

                     Employment Agreement for J. M. Robinson

--------------------------------------------------------------------------------

                                 FOOTSTAR, INC.
--------------------------------------------------------------------------------

                     Employment Agreement for J. M. Robinson

--------------------------------------------------------------------------------
                                                                           Page
                                                                           ----
1.   Definitions ........................................................    1
2.   Term of Employment .................................................    2
3.   Position, Duties and Responsibilities ..............................    2
4.   Base Salary ........................................................    3
5.   Annual Incentive Awards ............................................    3
6.   Long-Term Stock Incentive Programs .................................    3
7.   Employee Benefit Programs ..........................................    4
8.   Disability .........................................................    5
9.   Reimbursement of Business and Other Expenses; Perquisites ..........    6
10.  Termination of Employment ..........................................    6
11.  Confidentiality; Cooperation with Regard to Litigation .............   16
12.  Non-competition ....................................................   17
13.  Non-solicitation of Employees ......................................   18
14.  Remedies ...........................................................   18
15.  Resolution of Disputes .............................................   18
16.  Indemnification ....................................................   18
17.  Excise Tax Gross-Up ................................................   19
18.  Effect of Agreement on Other Benefits ..............................   21
19.  Assignability; Binding Nature ......................................   21
20.  Representation .....................................................   21
21.  Entire Agreement ...................................................   22
22.  Amendment or Waiver ................................................   22
23.  Severability .......................................................   22
24.  Survivorship .......................................................   22
25.  Beneficiaries/References ...........................................   22
26.  Governing Law/Jurisdiction .........................................   22
27.  Notices ............................................................   23
28.  Headings ...........................................................   23
29.  Counterparts .......................................................   23

                              EMPLOYMENT AGREEMENT

     AGREEMENT, made and entered into as of the 6th day of June, 1996 by and between Footstar, Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Mr. J.M. Robinson (the "Executive").

                              W I T N E S S E T H :

     WHEREAS, the Company desires to employ the Executive pursuant to an agreement embodying the terms of such employment (this "Agreement") and the Executive desires to enter into this Agreement and to accept such employment, subject to the terms and provisions of this Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

     1.   Definitions.

     (a) "Approved Early Retirement" shall have the meaning set forth in Section 10(f) below.

     (b) "Base Salary" shall have the meaning set forth in Section 4 below.

     (c) "Board" shall have the meaning set forth in Section 3 below.

     (d) "Cause" shall have the meaning set forth in Section 10(b) below.

     (e) "Change in Control" shall have the meaning set forth in Section 10(c) below.

     (f) "Confidential Information" shall have the meaning set forth in Section 11 below.

     (g) "Constructive Termination Without Cause" shall have the meaning set forth in Section 10(c) below.

     (h) "Effective Date" shall have the meaning set forth in Section 2 below.

     (i) "1996 ICP" shall have the meaning set forth in Section 5 below.

     (j) "Normal Retirement" shall have the meaning set forth in Section 10(f) below.

     (k) "Original Term of Employment" shall have the meaning set forth in
Section 2 below.

     (l) "Renewal Term" shall have the meaning set forth in Section 2 below.

     (m) "Restriction Period" shall have the meaning set forth in Section 12 below.

     (n) "SERP" shall have the meaning set forth in Section 7 below.

     (o) "Severance Period" shall have the meaning set forth in Section 10(c)(ii) below.

     (p) "Subsidiary" shall have the meaning set forth in Section 11 below.

     (q) "Term of Employment" shall have the meaning set forth in Section 2 below.

     (r) "Termination Without Cause" shall have the meaning set forth in Section 10(c) below.

     2.   Term of Employment.

     (a) The term of the Executive's employment under this Agreement shall commence immediately upon the date on which shares of Company common stock are distributed to shareholders of Melville Corporation (the "Effective Date") and end on the fifth anniversary of such date (the "Original Term of Employment"). The Original Term of Employment shall be automatically renewed for successive one-year terms (the "Renewal Terms") unless at least 180 days prior to the expiration of the Original Term of Employment or any Renewal Term, either Party notifies the other Party in writing that he or it is electing to terminate this Agreement at the expiration of the then current Term of Employment. "Term of Employment" shall mean the Original Term of Employment and all Renewal Terms.

     (b) In the event that this Agreement is not renewed because the Company has given the 180-day notice prescribed in the preceding paragraph on or before the expiration of the Original Term of Employment or any Renewal Term and, in either case, such notice would result in the expiration of the Term of Employment prior to the Executive's 60th birthday, such non-renewal shall be treated as a "Constructive Termination Without Cause" pursuant to Section 10(c) below.

     (c) Notwithstanding anything in this Agreement to the contrary, at least one year prior to the expiration of the Original Term of Employment, the Parties shall meet to discuss this Agreement and may agree in writing to modify any of the terms of this Agreement.

     3.   Position, Duties and Responsibilities.

     (a) Generally. Executive shall serve as Chairman of the Board of Directors, President and Chief Executive Officer of the Company, and for so long as he is serving on the Board of Directors of the Company (the "Board"), Executive agrees to serve as a member of any committee of the Board if the Board shall elect Executive to such positions. In any and all such capacities, Executive shall report only to the Board. Executive shall have and perform such duties, responsibilities, and authorities as are customary for the president and chief executive officer of a publicly held corporation of the size, type, and nature of the Company as they may exist from time to time and as are consistent with such position and status. Executive shall devote substantially all of his business time and attention (except for periods of vacation or absence due to illness), and his best efforts, abilities, experience, and talent to the position of Chairman, President and Chief Executive Officer and for the businesses of the Company.

     (b) Other Activities. Anything herein to the contrary notwithstanding, nothing in this Agreement shall preclude the Executive from (i) serving on the boards of directors of a reasonable number of other corporations or the boards of a reasonable number of trade associations and/or charitable organizations, (ii) engaging in charitable activities and community affairs, and (iii) managing his personal investments and affairs, provided that such activities do not materially interfere with the proper performance of his duties and responsibilities under this Agreement.

     (c) Place of Employment. Executive's principal place of employment shall be the corporate offices of the Company.

     (d) Rank of Executive Within Company. As Chairman, President and Chief Executive Officer of the Company, Executive shall be the highest-ranking executive of the Company.

     4.   Base Salary.

     The Executive shall be paid an annualized salary, payable in accordance with the regular payroll practices of the Company, of not less than $600,000, subject to annual review for increase at the discretion of the Compensation Committee of the Board ("Base Salary"). As soon as practicable following the Effective Date, the Company shall pay the Executive the excess of (i) the amount of base salary that would have been payable to him through the Effective Date if his base salary had been increased to $600,000 on January 1, 1996 over (ii) the amount of base salary actually payable to him for services on or after January 1, 1996 and through the Effective Date.

     5.   Annual Incentive Awards.

     The Executive shall participate in the Company's 1996 Incentive Compensation Plan (the "1996 ICP") with a target annual incentive award opportunity of no less than 50% of Base Salary or in a successor plan to the 1996 ICP that provides the Executive with an equivalent opportunity. Payment of annual incentive awards shall be made at the same time that other senior-level executives receive their incentive awards.

     6.   Long-Term Stock Incentive Programs.

     (a) General. The Executive shall be eligible to participate in and to receive stock incentive awards under the 1996 ICP and any successor plan.

     (b) Career Equity Program. The Executive shall be eligible to participate in the Company's Career Equity Program with a target long term incentive award opportunity of no less than 35% of Base Salary or in a successor plan or program that provides the Executive with an equivalent opportunity.

     7.   Employee Benefit Programs.

     (a) General Benefits. During the Term of Employment, the Executive shall be entitled to participate in such employee pension and welfare benefit plans and programs of the Company as are made available to the Company's senior-level executives or to its employees generally, as such plans or programs may be in effect from time to time, including, without limitation, health, medical, dental, long-term disability, travel accident and life insurance plans.

     (b) SERP. At or as soon as practicable following (but effective as of) the Effective Date, the Company shall adopt a supplemental retirement plan ("SERP") providing for, among other things, a lifetime annuity benefit for the Executive equal to 2% of his average high three of last 10 years' salary plus actual annual bonus (before any deferrals) for each year (full and partial) of service with the Company, except that, as of the Effective Date, the Executive shall be granted 15 years of credited service for both benefit accrual and vesting purposes under the SERP. Except as expressly provided below, the Executive's SERP benefits shall be 100% vested if he remains employed with the Company to or beyond his 55th birthday.

     (c) Deferral of Compensation. The Company shall implement deferral arrangements, reasonably acceptable to Executive and the Company, permitting Executive to elect to defer receipt, pursuant to written deferral election terms and forms (the "Deferral Election Forms"), of all or a specified portion of (i) his annual Base Salary and annual incentive compensation under Sections 4 and 5,
(ii) long term incentive compensation under Section 6 and (iii) shares acquired upon exercise of options to purchase Company common stock that are acquired in an exercise in which Executive pays the exercise price by the surrender of previously acquired shares, to the extent of the net additional shares otherwise issuable to Executive in such exercise; provided, however, that such deferrals shall not reduce Executive's total cash compensation in any calendar year below the sum of (i) the FICA maximum taxable wage base plus (ii) the amount needed, on an after-tax basis, to enable Executive to pay the 1.45% medicare tax imposed on his wages in excess of such FICA maximum taxable wage base. In addition, the Committee may require mandatory deferral of amounts payable as annual incentive compensation under Section 5 or long term incentive compensation under Section 6, which deferrals will otherwise be in accordance with this Section 7(c).

     In accordance with such duly executed Deferral Election Forms or the terms of any such mandatory deferral, the Company shall credit to one or more bookkeeping accounts maintained for Executive on the respective payment date or dates, amounts equal to the compensation subject to deferral, such credits to be denominated in cash if the compensation would have been paid in cash but for the deferral or in shares if the compensation would have been paid in shares but for the deferral. An amount of cash equal in value to all cash-denominated amounts credited to Executive's account and a number of shares of Company common stock equal to the number of shares credited to Executive's account pursuant to this
Section 7(c) shall be transferred as soon as practicable following such crediting by the Company to, and shall be held and invested by, an independent trustee selected by the Company and reasonably acceptable to Executive (a "Trustee") pursuant to a "rabbi trust" established by the Company in connection with such deferral arrangement and as to which the Trustee shall make investments based on Executive's investment objectives (including possible investment in publicly traded stocks and bonds, mutual funds, and insurance vehicles). Thereafter, Executive's deferral accounts will be valued by reference to the value of the assets of the "rabbi trust"; provided, however, that a portion of the assets of the "rabbi trust" may be used to reimburse the Company for its reasonable cost of funds resulting from payment of taxes by the Company relating to "rabbi trust" assets during the period of deferral and prior to the settlement of Executive's deferral accounts. The Company shall pay all other costs of administration of the deferral arrangement, without deduction or reimbursement from the assets of the "rabbi trust."

     Except as otherwise provided under Section 10, in the event of Executive's termination of employment with the Company or as otherwise determined by the Committee in the event of hardship on the part of Executive, upon such date(s) or event(s) set forth in the Deferral Election Forms (including forms filed after deferral but before settlement in which Executive may elect to further defer settlement) or under the terms of any mandatory deferral, the Company shall promptly pay to Executive cash equal to the value of the assets then credited to Executive's deferral accounts, less applicable withholding taxes, and such distribution shall be deemed to fully settle such accounts; provided, however, that the Company may instead settle such accounts by directing the Trustee to distribute the assets of the "rabbi trust." The Company and Executive agree that compensation deferred pursuant to this Section 7(c) shall be fully vested and nonforfeitable; however, Executive acknowledges that his rights to the deferred compensation provided for in this Section 7(c) shall be no greater than those of a general unsecured creditor of the Company, and that such rights may not be pledged, collateralized, encumbered, hypothecated, or liable for or subject to any lien, obligation, or liability of Executive, or be assignable or transferable by Executive, otherwise than by will or the laws of descent and distribution, provided that Executive may designate one or more beneficiaries to receive any payment of such amounts in the event of his death.

     8.   Disability.

     (a) During the Term of Employment, as well as during the Severance Period, the Executive shall be entitled to disability coverage as described in this
Section 8(a). In the event the Executive becomes disabled, as that term is defined under the Company's Long-Term Disability Plan, the Executive shall be entitled to receive pursuant to the Company's Long-Term Disability Plan or otherwise, and in place of his Base Salary, an amount equal to 60% of his Base Salary, at the annual rate in effect at the commencement date of his Company long-term disability benefit ("Commencement Date") for a period beginning on the Commencement Date and ending with the earlier to occur of (A) the Executive's attainment of age 65 or (B) the Executive's commencement of benefits under the SERP upon his election to receive such benefits. If (i) the Executive ceases to be disabled during the Term of Employment (as determined in accordance with the terms of the Long-Term Disability Plan), (ii) his position is then vacant and
(iii) the Company requests in writing that he resume such position, he may elect to resume such position by written notice to the Company within 15 days after the Company delivers its request. If he resumes such position, he shall thereafter be entitled to his Base Salary at the annual rate in effect at the Commencement Date and, for the year he resumes his position, a pro rata annual incentive award. If he ceases to be disabled and does not resume his position in accordance with the preceding sentence, he shall be treated as if he voluntarily terminated his employment pursuant to Section 10(e) as of the date the Executive ceases to be disabled. If the Executive is not offered his position as Chairman and Chief Executive Officer after he ceases to be disabled during the Term of Employment, he shall be treated as if his employment was terminated Without Cause pursuant to Section 10(c) as of the date the Executive ceases to be disabled.

     (b) The Executive shall be entitled to a pro rata annual incentive award for the year in which the Commencement Date occurs based on 50% of Base Salary paid to him during such year prior to the Commencement Date, payable in a lump sum promptly after the Commencement Date. The Executive shall not be entitled to any annual incentive award with respect to the period following the Commencement Date. If the Executive recommences his position as Chairman and Chief Executive Officer in accordance with Section 8(a), he shall be entitled to a pro rata annual incentive award for the year he resumes his position and shall thereafter be entitled to annual incentive awards in accordance with Section 5 hereof.

     (c) During the period the Executive is receiving disability benefits pursuant to Section 8(a) above, he shall continue to be treated as an employee for purposes of all employee benefits and entitlements in which he was participating on the Commencement Date, including without limitation, the benefits and entitlements referred to in Sections 6 and 7 above, except that the Executive shall not be entitled to receive any annual salary increases or any new stock incentive awards following the Commencement Date.

     9.   Reimbursement of Business and Other Expenses; Perquisites.

     The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this Agreement, and the Company shall promptly reimburse him for all business expenses incurred in connection therewith, subject to documentation in accordance with the Company's policy. During the Term of Employment, the Company shall, commencing 1996, provide the Executive, in accordance with the terms adopted by the Company, with personal financial and tax planning.

     10.  Termination of Employment.

     (a) Termination Due to Death. In the event the Executive's employment with the Company is terminated due to his death, his estate or his beneficiaries, as the case may be, shall be entitled to and their sole remedies under this Agreement shall be:

          (i) Base Salary through the date of death, which shall be paid in a single lump sum not later than 15 days following the Executive's death;

          (ii) pro rata annual incentive award for the year in which the Executive's death occurs assuming that the Executive would have received an award equal to 50% of Base Salary for such year, which shall be payable in a lump sum promptly (but in no event later than 15 days) after his death;

          (iii) lapse of all restrictions on any restricted stock award (including any performance-based restricted stock) outstanding at the time of his death;

          (iv) Company common stock, issued without restrictions, equal to any outstanding award of contingent shares as of the date of death, including any matching grant under the Company's "STEP" program or award under the Company's "Founders Stock" program;

          (v) immediate vesting of all outstanding stock options and the right to exercise such stock options for a period of one year following death (or such longer period as may be provided in stock options granted to other similarly situated executive officers of the Company) or for the remainder of the exercise period, if less;

          (vi) immediate vesting of all outstanding awards under the "Career Equity" program and a pro rata payment of such awards based on target performance, payable in a cash lump sum promptly (but in no event later than 15 days) after his death;

          (vii) the balance of any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's death;

          (viii) in the event that the Executive's death occurs before he has met the age and service requirements of the SERP, the Company will provide his spouse with a 50% survivor annuity as if he had met such age and service requirements at the time of his death, payable in accordance with the terms of the SERP but subject to such other adjustments as may be provided in the SERP;

          (ix) settlement of all deferred compensation arrangements in accordance with the Executive's duly executed Deferral Election Forms or the terms of any mandatory deferral; and

          (x) other or additional benefits then due or earned in accordance with applicable plans and programs of the Company.

     (b) Termination by the Company for Cause.

          (i)  "Cause" shall mean:

               (A) the Executive's willful and material breach of Sections 11, 12 or 13 of this Agreement;

               (B) the Executive is convicted of a felony involving moral turpitude; or

               (C) the Executive engages in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out his duties under this Agreement, resulting, in either case, in material harm to the financial condition or reputation of the Company.

     For purposes of this Agreement, an act or failure to act on Executive's part shall be considered "willful" if it was done or omitted to be done by him not in good faith, and shall not include any act or failure to act resulting from any incapacity of Executive.

          (ii) A termination for Cause shall not take effect unless the provisions of this paragraph (ii) are complied with. The Executive shall be given written notice by the Company of its intention to terminate him for Cause, such notice (A) to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for Cause is based and (B) to be given within 90 days of the Company's learning of such act or acts or failure or failures to act. The Executive shall have 10 days after the date that such written notice has been given to him in which to cure such conduct, to the extent such cure is possible. If he fails to cure such conduct, the Executive shall then be entitled to a hearing before the Compensation Committee of the Board at which the Executive is entitled to appear. Such hearing shall be held within 15 days of such notice to the Executive, provided he requests such hearing within 10 days of the written notice from the Company of the intention to terminate him for Cause. If, within five days following such hearing, the Executive is furnished written notice by the Board confirming that, in its judgment, grounds for Cause on the basis of the original notice exist, he shall thereupon be terminated for Cause. Such hearing shall not limit any other review as set forth in this Agreement on a de novo basis.

          (iii) In the event the Company terminates the Executive's employment for Cause, he shall be entitled to and his sole remedies under this Agreement shall be:

               (A) Base Salary through the date of the termination of his employment for Cause, which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

               (B) any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

               (C) settlement of all deferred compensation arrangements in accordance with the Executive's duly executed Deferral Election Form or the terms of any mandatory deferral; and

               (D) other or additional benefits then due or earned in accordance with applicable plans or programs of the Company including but not limited to the SERP.

     (c) Termination Without Cause or Constructive Termination Without Cause Prior to Change in Control. In the event the Executive's employment with the Company is terminated without Cause (which termination shall be effective as of the date specified by the Company in a written notice to the Executive), other than due to death, or in the event there is a Constructive Termination Without Cause (as defined below), in either case prior to a Change in Control (as defined below) the Executive shall be entitled to and his sole remedies under this Agreement shall be:

          (i) Base Salary through the date of termination of the Executive's employment, which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (ii) Base Salary, at the annualized rate in effect on the date of termination of the Executive's employment (or in the event a reduction in Base Salary is the basis for a Constructive Termination Without Cause, then the Base Salary in effect immediately prior to such reduction), for a period of 36 months following such termination (the "Severance Period"); provided that the Company shall, within 30 days following such termination, contribute to a "rabbi trust" an amount equal to any unpaid severance benefits due under this Section 10(c)(ii) and Section 10(c)(iv) and direct the Trustee thereof to make the remaining severance payments required hereunder when such payments are due unless the Company, in its sole discretion, directs the Trustee to return unpaid severance benefits to the Company because the Executive has breached Sections 11, 12 or 13 hereunder; provided further that the salary continuation payment under this Section 10(c)(ii) and Section 10(c)(iv) shall be in lieu of any salary continuation arrangements under any other severance program of the Company or any other agreement between the Executive and the Company;

          (iii) pro rata annual incentive award for the year in which termination occurs assuming that the Executive would have received an award equal to 50% of Base Salary for such year, payable in a lump sum promptly (but in no event later than 15 days) following termination;

          (iv) an amount equal to 50% of Base Salary multiplied by three payable in equal monthly payments over the Severance Period;

          (v) lapse of all restrictions on any restricted stock award (including any performance-based restricted stock) outstanding at the time of such termination of employment;

          (vi) Company common stock, issued without restrictions, equal to any outstanding award of contingent shares as of the date of termination, including any matching grant under the Company's "STEP" program or award under the Company's "Founders Stock" program;

          (vii) immediate vesting of all outstanding stock options and the right to exercise such stock options during the Severance Period or for the remainder of the exercise period, if less;

          (viii) immediate vesting of all outstanding awards under the "Career Equity" program and a pro rata payment of such awards based on target performance, payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (ix) the balance of any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (x) immediate vesting of benefits under the SERP and two additional years of age and service credit thereunder, with payment of such benefits to be made in accordance with the terms and conditions of the SERP as in effect at the date of the Executive's termination (or in accordance with the terms of any subsequent amendment to the SERP which is more favorable to the Executive or his beneficiary);

          (xi) settlement of all deferred compensation arrangements in accordance with the Executive's duly executed Deferral Election Forms or the terms of any mandatory deferral;

          (xii) continued participation in all medical, health and life insurance plans at the same benefit level at which he was participating on the date of the termination of his employment until the earlier of:

               (A)  the end of the Severance Period; or

               (B) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (1) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this clause (xii) of this Section 10(c), he shall receive cash payments equal on an after-tax basis to the cost to him of obtaining the benefits provided under the plan or program in which he is unable to participate for the period specified in this clause (xii) of this Section 10(c), (2) such cost shall be deemed to be the lowest reasonable cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (3) payment of such amounts shall be made quarterly in advance; and

          (xiii) other or additional benefits then due or earned in accordance with applicable plans and programs of the Company.

          "Termination Without Cause" shall mean the Executive's employment is terminated by the Company for any reason other than Cause (as defined in Section 10 (b)) or due to death.

          "Constructive Termination Without Cause" shall mean a termination of the Executive's employment at his initiative as provided in this Section 10(c) following the occurrence, without the Executive's written consent, of one or more of the following events (except as a result of a prior termination):

               (A) a material change, adverse to Executive, in Executive's positions, titles, or offices as set forth in Section 3(a), status, rank, nature of responsibilities, or authority within the Company, or a removal of Executive from or any failure to elect or re-elect or, as the case may be, nominate Executive to any such positions or offices, including as a member of the Board;

               (B) an assignment of any duties to Executive which are inconsistent with his status as President and Chief Executive Officer of the Company and other positions held under Section 3(a);

               (C) a decrease in annual Base Salary, target annual incentive award opportunity below 50% of Base Salary or target long term incentive award opportunity below 35% of Base Salary;

               (D) any other failure by the Company to perform any material obligation under, or breach by the Company of any material provision of, this Agreement that is not cured within 30 days;

               (E) a relocation of the corporate offices of the Company outside a 35-mile radius of Mahwah, New Jersey; or

               (F) any failure to secure the agreement of any successor corporation or other entity to the Company to fully assume the Company's obligations under this Agreement.

          A "Change in Control" shall be deemed to have occurred if:

          (i) An acquisition by any Person of Beneficial Ownership of the shares of common stock of the Company then outstanding (the "Company Common Stock Outstanding") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Company Voting Securities Outstanding"), if such acquisition of Beneficial Ownership results in the Person's Beneficially Owning 25% or more of the Company Common Stock Outstanding or 25% or more of the combined voting power of the Company Voting Securities Outstanding; or

          (ii) The approval by the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this Section 10(c) as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); provided, however, that any merger, consolidation, sale, disposition or other similar transaction to or with Executive or entities controlled by Executive shall not constitute a Corporate Transaction; or

          (iii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 10(c), that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act, including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall in no event be considered as a member of the Incumbent Board.

Notwithstanding the provisions set forth in subparagraphs (i) and (ii) of this
Section 10(c), the following shall not constitute a Change in Control for purposes of this Agreement: (1) any acquisition by or consummation of a Corporate Transaction with any entity that was a subsidiary of the Company immediately prior to the transaction or an employee benefit plan (or related trust) sponsored or maintained by the Company or an entity that was a subsidiary of the Company immediately prior to the transaction if, immediately after such transaction (including consummation of all related transactions), the surviving entity is controlled by no Person other than such employee benefit plan (or related trust) and/or other Persons who controlled the Company immediately prior to such transaction; or (2) any acquisition or consummation of a Corporate Transaction following which more than 50% of, respectively, the shares then outstanding of common stock of the corporation resulting from such acquisition or Corporate Transaction and the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Company Common Stock Outstanding and Company Voting Securities Outstanding immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of the Company Common Stock Outstanding and Company Voting Securities Outstanding, as the case may be.

     For purposes of this definition:

          (A) The terms "Beneficial Ownership", "Beneficially Owning", "Beneficially Owned" and "Beneficial Owners" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act (including any successor to such Rule).

          (B) The term "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

          (C)  The term "Person" shall have the meaning ascribed to such term in
               Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.

     (d) Voluntary Termination. In the event of a termination of employment by the Executive on his own initiative after delivery of 10 business days advance written notice, other than a termination due to death, a Constructive Termination Without Cause, or Approved Early Retirement or Normal Retirement pursuant to Section 10(f) below, the Executive shall have the same entitlements as provided in Section 10(b)(iii) above for a termination for Cause, provided that at the Company's election, furnished in writing to the Executive within 30 days following such notice of termination, the Company shall in addition pay the Executive 50% of his Base Salary for a period of 18 months following such termination in exchange for the Executive not to engage in competition with the Company or any Subsidiary as set forth in Section 12(a) below. Notwithstanding any implication to the contrary, the Executive shall not have the right to terminate his employment with the Company during the Term of Employment except in the event of a Constructive Termination Without Cause, Approved Early Retirement or Normal Retirement, and any voluntary termination of employment during the Term of Employment in violation of this Agreement shall be considered a material breach.

     (e) Termination Without Cause or Constructive Termination Without Cause Following Change in Control. In the event the Executive's employment with the Company is terminated without Cause (which termination shall be effective as of the date specified by the Company in a written notice to the Executive), other than due to death, or in the event there is a Constructive Termination Without Cause (as defined above), in either case within two years following a Change in Control (as defined above), the Executive shall be entitled to and his sole remedies under this Agreement shall be:

          (i) Base Salary through the date of termination of the Executive's employment, which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (ii) an amount equal to 2.99 times the Executive's Base Salary, at the annualized rate in effect on the date of termination of the Executive's employment (or in the event a reduction in Base Salary is the basis for a Constructive Termination Without Cause, then the Base Salary in effect immediately prior to such reduction), payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (iii) pro rata annual incentive award for the year in which termination occurs assuming that the Executive would have received an award equal to 50% of Base Salary for such year, payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (iv) an amount equal to 50% of such Base Salary multiplied by 2.99, payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (v) lapse of all restrictions on any restricted stock award (including any performance-based restricted stock) outstanding at the time of termination of employment;

          (vi) Company common stock, issued without restrictions, equal to any outstanding award of contingent shares as of the date of termination, including any matching grant under the Company's "STEP" program or award under the Company's "Founders Stock" program;

          (vii) immediate vesting of all outstanding stock options and the right to exercise such stock options during the Severance Period or for the remainder of the exercise period, if less;

          (viii) immediate vesting of all outstanding awards under the "Career Equity" program and a pro rata payment of such awards based on target performance, payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (ix) the balance of any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (x) immediate vesting of benefits under the SERP and two additional years of age and service credit thereunder, with payment of such benefits to be made in accordance with the terms and conditions of the SERP as in effect at the date of the Executive's termination (or in accordance with the terms of any subsequent amendment to the SERP which is more favorable to the Executive or his beneficiary);

          (xi) settlement of all deferred compensation arrangements in accordance with Executive's duly executed Deferral Election Forms or the terms of any mandatory deferral;

          (xii) continued participation in all medical, health and life insurance plans at the same benefit level at which he was participating on the date of the termination of his employment until the earlier of:

          (A)  the end of the Severance Period; or

          (B) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (1) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this clause (xii) of this
               Section 10(e), he shall receive cash payments equal on an after-tax basis to the cost to him of obtaining the benefits provided under the plan or program in which he is unable to participate for the period specified in this clause (xii) of this
               Section 10(e), (2) such cost shall be deemed to be the lowest reasonable cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (3) payment of such amounts shall be made quarterly in advance; and

          (xiii) other or additional benefits then due or earned in accordance with applicable plans and programs of the Company

     (f) Approved Early Retirement or Normal Retirement. Upon the Executive's Approved Early Retirement or Normal Retirement (as defined below), the Executive shall be entitled to and his sole remedies under this Agreement shall be:

          (i) Base Salary through the date of termination of the Executive's employment, which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (ii) pro rata annual incentive award for the year in which termination occurs, based on performance valuation at the end of such year and payable in a cash lump sum promptly (but in no event later than 15 days) thereafter;

          (iii) lapse of all restrictions on any restricted stock award (including any performance-based restricted stock) outstanding at the time of his termination of employment;

          (iv) continued vesting (as if the Executive remained employed by the Company) of any outstanding award of contingent shares as of the date of termination of employment, including any matching grant under the Company's "STEP" program or award under the Company's "Founders Stock" program;

          (v) continued vesting of all outstanding stock options and the right to exercise such stock options for a period of one year following the Executive's termination of employment (or such longer period as may be provided in stock options granted to other similarly situated executive officers of the Company) or for the remainder of the exercise period, if less;

          (vi) continued vesting (as if Executive remained employed by the Company) of all outstanding awards under the "Career Equity" program and a payment of such awards based on valuation at the end of the performance period, payable in a cash lump sum promptly (but in no event later than 15 days) thereafter;

          (vii) the balance of any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (viii) immediate vesting of benefits under the Company's SERP, with payment of such benefits to be made in accordance with the terms and conditions of the SERP as in effect at the date of the Executive's termination (or in accordance with the terms of any subsequent amendment to the SERP which is more favorable to the Executive or his beneficiary);

          (ix) settlement of all deferred compensation arrangements in accordance with the Executive's duly executed Deferral Election Forms or the terms of any mandatory deferral;

          (x) continued participation in all medical, health and life insurance plans at the same benefit level at which he was participating on the date of the termination of his employment until the earlier of:

          (A)  the Executive's attainment of age 60; or

          (B) the date, or dates, he receives substantially equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (1) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this clause (x) of this Section 10(f), he shall receive cash payments equal on an after-tax basis to the cost to him of obtaining the benefits provided under the plan or program in which he is unable to participate for the period specified in this clause (x) of this Section 10(f), (2) such cost shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (3) payment of such amounts shall be made quarterly in advance; and

          (xi) other or additional benefits then due or earned in accordance with applicable plans and programs of the Company.

          "Approved Early Retirement" shall mean the Executive's voluntary termination of employment with the Company at or after attaining age 55 but prior to attaining age 60, if such termination is approved in advance by the Compensation Committee.

          "Normal Retirement" shall mean the Executive's voluntary termination of employment with the Company at or after attaining age 60.

     (g) No Mitigation; No Offset. In the event of any termination of employment under this Section 10, the Executive shall be under no obligation to seek other employment; amounts due the Executive under this Agreement shall not be offset by any remuneration attributable to any subsequent employment that he may obtain.

     (h) Nature of Payments. Any amounts due under this Section 10 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

     (i) Exclusivity of Severance Payments. Upon termination of the Executive's employment during the Term of Employment, he shall not be entitled to any severance payments or severance benefits from the Company or any payments by the Company on account of any claim by him of wrongful termination, including claims under any federal, state or local human and civil rights or labor laws, other than the payments and benefits provided in this Section 10.

     (j) Release of Employment Claims. The Executive agrees, as a condition to receipt of the termination payments and benefits provided for in this Section 10, that he will execute a release agreement, in a form reasonably satisfactory to the Company, releasing any and all claims arising out of the Executive's employment (other than enforcement of this Agreement, the Executive's rights under any of the Company's incentive compensation and employee benefit plans and programs to which he is entitled under this Agreement, and any claim for any tort for personal injury not arising out of or related to his termination of employment).

     11.  Confidentiality; Cooperation with Regard to Litigation.

     (a) During the Term of Employment and thereafter, the Executive shall not, without the prior written consent of the Company, disclose to anyone except in good faith in the ordinary course of business to a person who will be advised by the Executive to keep such information confidential or make use of any Confidential Information, except when required to do so by legal process, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) that requires him to divulge, disclose or make accessible such information. In the event that the Executive is so ordered, he shall give prompt written notice to the Company in order to allow the Company the opportunity to object to or otherwise resist such order.

     (b) During the Term of Employment and thereafter, Executive shall not disclose the existence or contents of this Agreement beyond what is disclosed in the proxy statement or documents filed with the government unless and to the extent such disclosure is required by law, by a governmental agency, or in a document required by law to be filed with a governmental agency or in connection with enforcement of his rights under this Agreement. In the event that disclosure is so required, the Executive shall give prompt written notice to the Company in order to allow the Company the opportunity to object to or otherwise resist such requirement. This restriction shall not apply to such disclosure by him to members of his immediate family, his tax, legal or financial advisors, any lender, or tax authorities, or to potential future employers to the extent necessary, each of whom shall be advised not to disclose such information.

     (c) "Confidential Information" shall mean all information that is not known or available to the public concerning the business of the Company or any Subsidiary relating to any of their products, product development, trade secrets, customers, suppliers, finances, and business plans and strategies. For this purpose, information known or available generally within the trade or industry of the Company or any Subsidiary shall be deemed to be known or available to the public. Confidential Information shall include information that is, or becomes, known to the public as a result of a breach by the Executive of the provisions of Section 11(a) above.

     (d) "Subsidiary" shall mean any corporation controlled directly or indirectly by the Company and any affiliate of the Company.

     (e) The Executive agrees to cooperate with the Company, during the Term of Employment and thereafter (including following the Executive's termination of employment for any reason), by making himself available to testify on behalf of the Company or any Subsidiary or affiliate of the Company, in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, and to assist the Company, or any Subsidiary or affiliate of the Company, in any such action, suit, or proceeding, by providing information and meeting and consulting with the Board or its representatives or counsel, or representatives or counsel to the Company, or any Subsidiary or affiliate of the Company, as requested. The Company agrees to reimburse the Executive, on an after-tax basis, for all expenses actually incurred in connection with his provision of testimony or assistance.

     12.  Non-competition.

     (a) During the Restriction Period (as defined in Section 12(b) below), the Executive shall not engage in Competition with the Company or any Subsidiary. "Competition" shall mean engaging in any activity, except as provided below, for a Competitor of the Company or any Subsidiary, whether as an employee, consultant, principal, agent, officer, director, partner, shareholder (except as a less than one percent shareholder of a publicly traded company) or otherwise. A "Competitor" shall mean (i) KMart, Target, Payless, WalMart, Montgomery Ward or Sears (and any successor or successors thereto) or (ii) the portion of any other corporation or other entity or start-up corporation or entity that is engaged in the Discount Retail Footwear Business within fifty (50) miles of any Discount Retail Footwear Business outlet in the United States of the Company or any Subsidiary, provided that a corporation or entity described in clause (ii) above shall not be deemed to be a Competitor if the Executive shall not either directly or indirectly oversee or manage the activities of such corporation or entity's division or unit engaged in the Discount Retail Footwear Business. If the Executive commences employment or becomes a consultant, principal, agent, officer, director, partner, or shareholder of any entity that is not a Competitor at the time the Executive initially becomes employed or becomes a consultant, principal, agent, officer, director, partner, or shareholder of the entity, future activities of such entity shall not result in a violation of this provision unless (x) such activities were contemplated at the time the Executive initially became employed or becomes a consultant, principal, agent, officer, director, partner, or shareholder of the entity (and the contemplation of such activities was known to the Executive) or (y) the Executive commences directly or indirectly overseeing or managing the activities which are competitive with the activities of the Company or Subsidiary. The Executive shall not be deemed indirectly overseeing or managing the activities which are competitive with the activities of the Company or Subsidiary so long as he does not regularly participate in discussions with regard to the competing business. For purposes of the foregoing, "Discount Retail Footwear Business" shall mean a group of four or more stores which primarily sells discount footwear.

     (b) For the purposes of this Section 12 and Section 13 below, "Restriction Period" shall mean the period beginning with the Effective Date and ending with:

          (i) in the case of a termination of the Executive's employment without Cause or a Constructive Termination Without Cause, in either case prior to a Change in Control, the earlier of (1) the end of the Severance Period and
     (2) the occurrence of a Change in Control;

          (ii) in the case of a termination of the Executive's employment for Cause, the first anniversary of such termination;

          (iii) in the case of a voluntary termination of the Executive's employment pursuant to Section 10(d) above followed by the Company's election to pay the

     Executive (and subject to the payment of) 50% of his Base Salary, as provided in Section 10(d) above, the end of the 18-month period following such termination;

          (iv) in the case of a voluntary termination of the Executive's employment pursuant to Section 10(d) above which is not followed by the Company's election to pay the Executive such 50% of Base Salary, the date of such termination;

          (v) in the case of Approved Early Retirement or Normal Retirement pursuant to Section 10(f) above, the remainder of the Term of Employment; or

          (vi) in the case of a termination of the Executive's employment without Cause or a Constructive Termination Without Cause, in either case following a Change in Control, immediately upon such termination of employment.

     13.  Non-solicitation of Employees.

     During the portion of the Restriction Period following the termination of the Executive's employment, the Executive shall not induce employees of the Company or any Subsidiary to terminate their employment. During the portion of the Restriction Period following the termination of the Executive's employment, the Executive shall not directly or indirectly hire any employee of the Company or any Subsidiary or any person who was employed by the Company or any Subsidiary within 180 days of such hiring.

     14.  Remedies.

     In addition to whatever other rights and remedies the Company may have at equity or in law, if the Executive breaches any of the provisions contained in Sections 11, 12 or 13 above, the Company (a) shall have the right to immediately terminate all payments and benefits due under this Agreement and (b) shall have the right to seek injunctive relief. The Executive acknowledges that such a breach would cause irreparable injury and that money damages would not provide an adequate remedy for the Company.

     15.  Resolution of Disputes.

     Any disputes arising under or in connection with this Agreement, other than seeking injunctive relief under Section 14, shall be resolved by binding arbitration, to be held at an office closest to the Company's principal offices in accordance with the rules and procedures of the American Arbitration Association, except that disputes arising under or in connection with Sections 11, 12 and 13 above shall be submitted to the federal or state courts in the State of New Jersey. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts and benefits due the Executive under this Agreement. All reasonable costs and expenses (including fees and disbursements of counsel) incurred by the Executive in seeking to enforce rights pursuant to this Agreement shall be paid on behalf of or reimbursed to the Executive promptly by the Company, whether or not the Executive is successful in asserting such rights; provided, however, that no reimbursement shall be made of such expenses relating to any unsuccessful assertion of rights if and to the extent that the Executive's assertion of such rights was in bad faith or frivolous.

     16.  Indemnification.

     (a) Company Indemnity. The Company agrees that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Company or any Subsidiary or is or was serving at the request of the Company or any Subsidiary as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's certificate of incorporation or bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, officer, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

     (b) No Presumption Regarding Standard of Conduct. Neither the failure of the Company (including its board of directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any proceeding concerning payment of amounts claimed by the Executive under Section 16(a) above that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Company (including its board of directors, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

     (c) Liability Insurance. The Company agrees to continue and maintain a directors and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers.

     17.  Excise Tax Gross-Up.

     If the Executive becomes entitled to one or more payments (with a "payment" including, without limitation, the vesting of an option or other non-cash benefit or property), whether pursuant to the terms of this Agreement or any other plan, arrangement, or agreement with the Company or any affiliated company (the "Total Payments"), which are or become subject to the tax imposed by
Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any similar tax that may hereafter be imposed) (the "Excise Tax"), the Company shall pay to the Executive at the time specified below an additional amount (the "Gross-up Payment") (which shall include, without limitation, reimbursement for any penalties and interest that may accrue in respect of such Excise Tax) such that the net amount retained by the Executive, after reduction for any Excise Tax (including any penalties or interest thereon) on the Total Payments and any federal, state and local income or employment tax and Excise Tax on the Gross-up Payment provided for by this Section 17, but before reduction for any federal, state, or local income or employment tax on the Total Payments, shall be equal to the sum of (a) the Total Payments, and (b) an amount equal to the product of any deductions disallowed for federal, state, or local income tax purposes because of the inclusion of the Gross-up Payment in the Executive's adjusted gross income multiplied by the highest applicable marginal rate of federal, state, or local income taxation, respectively, for the calendar year in which the Gross-up Payment is to be made.

     For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax:

     (i) The Total Payments shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the written opinion of independent compensation consultants, counsel or auditors of nationally recognized standing ("Independent Advisors") selected by the Company and reasonably acceptable to the Executive, the Total Payments (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of Section 280G(b)(3) of the Code or are otherwise not subject to the Excise Tax;

     (ii) The amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of the Total Payments or (B) the total amount of excess parachute payments within the meaning of Section 280G(b)(1) of the Code (after applying clause (i) above); and

     (iii) The value of any non-cash benefits or any deferred payment or benefit shall be determined by the Independent Advisors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

     For purposes of determining the amount of the Gross-up Payment, the Executive shall be deemed (A) to pay federal income taxes at the highest marginal rate of federal income taxation for the calendar year in which the Gross-up Payment is to be made; (B) to pay any applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes if paid in such year (determined without regard to limitations on deductions based upon the amount of the Executive's adjusted gross income); and
(C) to have otherwise allowable deductions for federal, state, and local income tax purposes at least equal to those disallowed because of the inclusion of the Gross-up Payment in the Executive's adjusted gross income. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time the Gross-up Payment is made, the Executive shall repay to the Company at the time that the amount of such reduction in Excise Tax is finally determined (but, if previously paid to the taxing authorities, not prior to the time the amount of such reduction is refunded to the Executive or otherwise realized as a benefit by the Executive) the portion of the Gross-up Payment that would not have been paid if such Excise Tax had been applied in initially calculating the Gross-up Payment, plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time the Gross-up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-up Payment), the Company shall make an additional Gross-up Payment in respect of such excess (plus any interest and penalties payable with respect to such excess) at the time that the amount of such excess is finally determined.

     The Gross-up Payment provided for above shall be paid on the 30th day (or such earlier date as the Excise Tax becomes due and payable to the taxing authorities) after it has been determined that the Total Payments (or any portion thereof) are subject to the Excise Tax; provided, however, that if the amount of such Gross-up Payment or portion thereof cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined by the Independent Advisors, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code), as soon as the amount thereof can be determined. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code). If more than one Gross-up Payment is made, the amount of each Gross-up Payment shall be computed so as not to duplicate any prior Gross-up Payment. The Company shall have the right to control all proceedings with the Internal Revenue Service that may arise in connection with the determination and assessment of any Excise Tax and, at its sole option, the Company may pursue or forego any and all administrative appeals, proceedings, hearings, and conferences with any taxing authority in respect of such Excise Tax (including any interest or penalties thereon); provided, however, that the Company's control over any such proceedings shall be limited to issues with respect to which a Gross-up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest any other issue raised by the Internal Revenue Service or any other taxing authority. The Executive shall cooperate with the Company in any proceedings relating to the determination and assessment of any Excise Tax and shall not take any position or action that would materially increase the amount of any Gross-Up Payment hereunder.

     18.  Effect of Agreement on Other Benefits.

     Except as specifically provided in this Agreement, the existence of this Agreement shall not be interpreted to preclude, prohibit or restrict the Executive's participation in any other employee benefit or other plans or programs in which he currently participates.

     19.  Assignability; Binding Nature.

     This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and permitted assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred in connection with the sale or transfer of all or substantially all of the assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale or transfer of assets as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 24 below.

     20.  Representation.

     The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization.

     21.  Entire Agreement.

     This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

     22.  Amendment or Waiver.

     No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

     23.  Severability.

     In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

     24.  Survivorship.

     The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

     25.  Beneficiaries/References.

     The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

     26.  Governing Law/Jurisdiction.

     This Agreement shall be governed by and construed and interpreted in accordance with the laws of New Jersey without reference to principles of conflict of laws, except insofar as the Delaware General Corporation Law, federal laws and regulations may be applicable. Subject to Section 15, the Company and the Executive hereby consent to the jurisdiction of any or all of the following courts for purposes of resolving any dispute under this Agreement:
(i) the United States District Court for New Jersey, (ii) any of the courts of the State of New Jersey, or (iii) any other court having jurisdiction. The Company and the Executive further agree that any service of process or notice requirements in any such proceeding shall be satisfied if the rules of such court relating thereto have been substantially satisfied. The Company and the Executive hereby waive, to the fullest extent permitted by applicable law, any objection which it or he may now or hereafter have to such jurisdiction and any defense of inconvenient forum.

     27.  Notices.

     Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

If to the Company:            Footstar, Inc.
                              933 MacArthur Boulevard
                              Mahwah, New Jersey 07430

Attention:                    Secretary

If to the Executive:          Mr. J.M. Robinson
                              66 Rockwood Lane
                              Greenwich, Connecticut  06830

     28.  Headings.

     The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

     29.  Counterparts.

     This Agreement may be executed in two or more counterparts.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



                                   FOOTSTAR, INC.

                                   By: /s/ Stanley Goldstein
                                      ----------------------
                                   Name: Stanley Goldstein
                                   Title: Chairman and CEO, Melville Corporation


                                   EXECUTIVE

                                   /s/ J.M. Robinson
                                   -----------------
                                   Mr. J.M. Robinson

                                 FOOTSTAR, INC.

--------------------------------------------------------------------------------

                    Employment Agreement for Carlos Alberini

--------------------------------------------------------------------------------

                                 FOOTSTAR, INC.

--------------------------------------------------------------------------------

                    Employment Agreement for Carlos Alberini

--------------------------------------------------------------------------------

                                                                           Page
                                                                           ----

1.  Definitions .......................................................      1

2.  Term of Employment ................................................      2

3.  Position, Duties and Responsibilities .............................      2

4.  Base Salary .......................................................      2

5.  Annual Incentive Awards ...........................................      3

6.  Long-Term Stock Incentive Programs ................................      3

7.  Employee Benefit Programs .........................................      3

8.  Disability ........................................................      4

9.  Reimbursement of Business and Other Expenses; Perquisites .........      5

10.  Termination of Employment ........................................      5

11.  Confidentiality; Cooperation with Regard to Litigation ...........     15

12.  Non-competition ..................................................     16

13.  Non-solicitation of Employees ....................................     17

14.  Remedies .........................................................     17

15.  Resolution of Disputes ...........................................     17

16.  Indemnification ..................................................     18

17.  Excise Tax Gross-Up ..............................................     18

18.  Effect of Agreement on Other Benefits ............................     20

19.  Assignability; Binding Nature ....................................     20

20.  Representation ...................................................     21

21.  Entire Agreement .................................................     21

22.  Amendment or Waiver ..............................................     21

                                 FOOTSTAR, INC.
--------------------------------------------------------------------------------

                    Employment Agreement for Carlos Alberini

--------------------------------------------------------------------------------

                                                                           Page
                                                                           ----

23.  Severability .....................................................     21

24.  Survivorship .....................................................     21

25.  Beneficiaries/References .........................................     21

26.  Governing Law/Jurisdiction .......................................     22

27.  Notices ..........................................................     22

28.  Headings .........................................................     22

29.  Counterparts .....................................................     23

                              EMPLOYMENT AGREEMENT

     AGREEMENT, made and entered into between Footstar, Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Carlos Alberini (the "Executive").

                              W I T N E S S E T H :

     WHEREAS, the Company desires to employ the Executive pursuant to an agreement embodying the terms of such employment (this "Agreement") and the Executive desires to enter into this Agreement and to accept such employment, subject to the terms and provisions of this Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

     1.   Definitions.

     (a) "Approved Early Retirement" shall have the meaning set forth in Section 10(f) below.

     (b) "Base Salary" shall have the meaning set forth in Section 4 below.

     (c) "Board" shall mean the Board of Directors of the Company.

     (d) "Cause" shall have the meaning set forth in Section 10(b) below.

     (e) "Change in Control" shall have the meaning set forth in Section 10(c) below.

     (f) "Confidential Information" shall have the meaning set forth in Section 11 below.

     (g) "Constructive Termination Without Cause" shall have the meaning set forth in Section 10(c) below.

     (h) "Effective Date" shall have the meaning set forth in Section 2 below.

     (i) "1996 ICP" shall have the meaning set forth in Section 5 below.

     (j) "Normal Retirement" shall have the meaning set forth in Section 10(f) below.

     (k) "Original Term of Employment" shall have the meaning set forth in
Section 2 below.

     (l) "Renewal Term" shall have the meaning set forth in Section 2 below.

     (m) "Restriction Period" shall have the meaning set forth in Section 12 below.

     (n) "SERP" shall have the meaning set forth in Section 7 below.

     (o) "Severance Period" shall have the meaning set forth in Section 10(c)(ii) below, except as provided otherwise in Section 10(e) below.

     (p) "Subsidiary" shall have the meaning set forth in Section 11 below.

     (q) "Term of Employment" shall have the meaning set forth in Section 2 below.

     (r) "Termination Without Cause" shall have the meaning set forth in Section 10(c) below.

     2.   Term of Employment.

     (a) The term of the Executive's employment under this Agreement shall commence immediately upon the date on which shares of Company common stock are distributed to shareholders of Melville Corporation (the "Effective Date") and end on the third anniversary of such date (the "Original Term of Employment"). The Original Term of Employment shall be automatically renewed for successive one-year terms (the "Renewal Terms") unless at least 180 days prior to the expiration of the Original Term of Employment or any Renewal Term, either Party notifies the other Party in writing that he or it is electing to terminate this Agreement at the expiration of the then current Term of Employment. "Term of Employment" shall mean the Original Term of Employment and all Renewal Terms.

     (b) Notwithstanding anything in this Agreement to the contrary, at least one year prior to the expiration of the Original Term of Employment, the Parties shall meet to discuss this Agreement and may agree in writing to modify any of the terms of this Agreement.

     3.   Position, Duties and Responsibilities.

     (a) Generally. Executive shall serve as a senior executive of the Company. Executive shall have and perform such duties, responsibilities, and authorities as shall be specified by the Company from time to time and as are customary for a senior executive of a publicly held corporation of the size, type, and nature of the Company as they may exist from time to time and as are consistent with such position and status. Executive shall devote substantially all of his business time and attention (except for periods of vacation or absence due to illness), and his best efforts, abilities, experience, and talent to his position and the businesses of the Company.

     (b) Other Activities. Anything herein to the contrary notwithstanding, nothing in this Agreement shall preclude the Executive from (i) engaging in charitable activities and community affairs and (ii) managing his personal investments and affairs, provided that such activities do not materially interfere with the proper performance of his duties and responsibilities under this Agreement. Unless approved in writing by the Board or Chief Executive Officer of the Company, the Executive may not serve on the board of directors of any corporation or the board of any association and/or charitable organization.

     4.   Base Salary.

     The Executive shall be paid an annualized salary, payable in accordance with the regular payroll practices of the Company, of not less than $320,000, subject to annual review for increase at the discretion of the Compensation Committee of the Board ("Base Salary").

     5.   Annual Incentive Awards.

     The Executive shall participate in the Company's 1996 Incentive Compensation Plan (the "1996 ICP") with a target annual incentive award opportunity of no less than 40% of Base Salary or in a successor plan to the 1996 ICP that provides the Executive with an equivalent opportunity. Payment of annual incentive awards shall be made at the same time that other senior-level executives receive their incentive awards.

     6.   Long-Term Stock Incentive Programs.

     (a) General. The Executive shall be eligible to participate in and to receive stock incentive awards under the 1996 ICP and any successor plan.

     (b) Career Equity Program. The Executive shall be eligible to participate in the Company's Career Equity Program with a target long term incentive award opportunity of no less than 30% of Base Salary or in a successor plan or program that provides the Executive with an equivalent opportunity.

     7.   Employee Benefit Programs.

     (a) General Benefits. During the Term of Employment, the Executive shall be entitled to participate in such employee pension and welfare benefit plans and programs of the Company as are made available to the Company's senior-level executives or to its employees generally, as such plans or programs may be in effect from time to time, including, without limitation, health, medical, dental, long-term disability, travel accident and life insurance plans.

     (b) SERP. At or as soon as practicable following (but effective as of) the Effective Date, the Company shall adopt a supplemental retirement plan ("SERP") providing for, among other things, a lifetime annuity benefit for the Executive equal to 2% of his average high three of last 10 years' salary plus actual annual bonus (before any deferrals) for each year (full and partial) of service with the Company.

     (c) Deferral of Compensation. The Company shall implement deferral arrangements, reasonably acceptable to Executive and the Company, permitting Executive to elect to defer receipt, pursuant to written deferral election terms and forms (the "Deferral Election Forms"), of all or a specified portion of (i) his annual Base Salary and annual incentive compensation under Sections 4 and 5,
(ii) long term incentive compensation under Section 6 and (iii) shares acquired upon exercise of options to purchase Company common stock that are acquired in an exercise in which Executive pays the exercise price by the surrender of previously acquired shares, to the extent of the net additional shares otherwise issuable to Executive in such exercise; provided, however, that such deferrals shall not reduce Executive's total cash compensation in any calendar year below the sum of (i) the FICA maximum taxable wage base plus (ii) the amount needed, on an after-tax basis, to enable Executive to pay the 1.45% medicare tax imposed on his wages in excess of such FICA maximum taxable wage base. In addition, the Committee may require mandatory deferral of amounts payable as annual incentive compensation under Section 5 or long term incentive compensation under Section 6, which deferrals will otherwise be in accordance with this Section 7(c).

     In accordance with such duly executed Deferral Election Forms or the terms of any such mandatory deferral, the Company shall credit to one or more bookkeeping accounts maintained for Executive on the respective payment date or dates, amounts equal to the compensation subject to deferral, such credits to be denominated in cash if the compensation would have been paid in cash but for the deferral or in shares if the compensation would have been paid in shares but for the deferral. An amount of cash equal in value to all cash-denominated amounts credited to Executive's account and a number of shares of Company common stock equal to the number of shares credited to Executive's account pursuant to this
Section 7(c) shall be transferred as soon as practicable following such crediting by the Company to, and shall be held and invested by, an independent trustee selected by the Company (a "Trustee") pursuant to a "rabbi trust" established by the Company in connection with such deferral arrangement and as to which the Trustee shall make investments based on Executive's investment objectives (including possible investment in publicly traded stocks and bonds, mutual funds, and insurance vehicles). Thereafter, Executive's deferral accounts will be valued by reference to the value of the assets of the "rabbi trust"; provided, however, that a portion of the assets of the "rabbi trust" may be used to reimburse the Company for its reasonable cost of funds resulting from payment of taxes by the Company relating to "rabbi trust" assets during the period of deferral and prior to the settlement of Executive's deferral accounts. The Company shall pay all other costs of administration of the deferral arrangement, without deduction or reimbursement from the assets of the "rabbi trust."

     Except as otherwise provided under Section 10, in the event of Executive's termination of employment with the Company or as otherwise determined by the Committee in the event of hardship on the part of Executive, upon such date(s) or event(s) set forth in the Deferral Election Forms (including forms filed after deferral but before settlement in which Executive may elect to further defer settlement) or under the terms of any mandatory deferral, the Company shall promptly pay to Executive cash equal to the value of the assets then credited to Executive's deferral accounts, less applicable withholding taxes, and such distribution shall be deemed to fully settle such accounts; provided, however, that the Company may instead settle such accounts by directing the Trustee to distribute the assets of the "rabbi trust." The Company and Executive agree that compensation deferred pursuant to this Section 7(c) shall be fully vested and nonforfeitable; however, Executive acknowledges that his rights to the deferred compensation provided for in this Section 7(c) shall be no greater than those of a general unsecured creditor of the Company, and that such rights may not be pledged, collateralized, encumbered, hypothecated, or liable for or subject to any lien, obligation, or liability of Executive, or be assignable or transferable by Executive, otherwise than by will or the laws of descent and distribution, provided that Executive may designate one or more beneficiaries to receive any payment of such amounts in the event of his death.

     8.   Disability.

     (a) During the Term of Employment, as well as during the Severance Period, the Executive shall be entitled to disability coverage as described in this
Section 8(a). In the event the Executive becomes disabled, as that term is defined under the Company's Long-Term Disability Plan, the Executive shall be entitled to receive pursuant to the Company's Long-Term Disability Plan or otherwise, and in place of his Base Salary, an amount equal to 60% of his Base Salary, at the annual rate in effect at the commencement date of his Company long-term disability benefit ("Commencement Date") for a period beginning on the Commencement Date and ending with the earlier to occur of (A) the Executive's attainment of age 65 or (B) the

Executive's commencement of benefits under the SERP upon his election to receive such benefits. If (i) the Executive ceases to be disabled during the Term of Employment (as determined in accordance with the terms of the Long-Term Disability Plan), (ii) his position or another senior executive position is then vacant and (iii) the Company requests in writing that he resume such position, he may elect to resume such position by written notice to the Company within 15 days after the Company delivers its request. If he resumes such position, he shall thereafter be entitled to his Base Salary at the annual rate in effect at the Commencement Date and, for the year he resumes his position, a pro rata annual incentive award. If he ceases to be disabled and does not resume his position in accordance with the preceding sentence, he shall be treated as if he voluntarily terminated his employment pursuant to Section 10(e) as of the date the Executive ceases to be disabled. If the Executive is not offered his position or another senior executive position after he ceases to be disabled during the Term of Employment, he shall be treated as if his employment was terminated without Cause pursuant to Section 10(c) as of the date the Executive ceases to be disabled.

     (b) The Executive shall be entitled to a pro rata annual incentive award for the year in which the Commencement Date occurs based on 40% of Base Salary paid to him during such year prior to the Commencement Date, payable in a lump sum promptly after the Commencement Date. The Executive shall not be entitled to any annual incentive award with respect to the period following the Commencement Date. If the Executive recommences his position in accordance with Section 8(a), he shall be entitled to a pro rata annual incentive award for the year he resumes his position and shall thereafter be entitled to annual incentive awards in accordance with Section 5 hereof.

     (c) During the period the Executive is receiving disability benefits pursuant to Section 8(a) above, he shall continue to be treated as an employee for purposes of all employee benefits and entitlements in which he was participating on the Commencement Date, including without limitation, the benefits and entitlements referred to in Sections 6 and 7 above, except that the Executive shall not be entitled to receive any annual salary increases or any new stock incentive awards following the Commencement Date.

     9.   Reimbursement of Business and Other Expenses; Perquisites.

     The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this Agreement, and the Company shall promptly reimburse him for all business expenses incurred in connection therewith, subject to documentation in accordance with the Company's policy.

     10.  Termination of Employment.

     (a) Termination Due to Death. In the event the Executive's employment with the Company is terminated due to his death, his estate or his beneficiaries, as the case may be, shall be entitled to and their sole remedies under this Agreement shall be:

          (i) Base Salary through the date of death, which shall be paid in a single lump sum not later than 15 days following the Executive's death;

          (ii) pro rata annual incentive award for the year in which the Executive's death occurs assuming that the Executive would have received an award equal to

     40% of Base Salary for such year, which shall be payable in a lump sum promptly (but in no event later than 15 days) after his death;

          (iii) lapse of all restrictions on any restricted stock award (including any performance-based restricted stock) outstanding at the time of his death;

          (iv) Company common stock, issued without restrictions, equal to any outstanding award of contingent shares as of the date of death, including any matching grant under the Company's "STEP" program or award under the Company's "Founders Stock" program;

          (v) immediate vesting of all outstanding stock options and the right to exercise such stock options for a period of one year following death (or such longer period as may be provided in stock options granted to other similarly situated executive officers of the Company) or for the remainder of the exercise period, if less;

          (vi) immediate vesting of all outstanding awards under the "Career Equity" program and a pro rata payment of such awards based on target performance, payable in a cash lump sum promptly (but in no event later than 15 days) after his death;

          (vii) the balance of any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's death;

          (viii) in the event that the Executive's death occurs before he has met the age and service requirements of the SERP, the Company will provide his spouse with a 50% survivor annuity as if he had met such age and service requirements at the time of his death, payable in accordance with the terms of the SERP but subject to such other adjustments as may be provided in the SERP;

          (ix) settlement of all deferred compensation arrangements in accordance with the Executive's duly executed Deferral Election Forms or the terms of any mandatory deferral; and

          (x) other or additional benefits then due or earned in accordance with applicable plans and programs of the Company.

     (b) Termination by the Company for Cause.

          (i) "Cause" shall mean:

               (A) the Executive's willful and material breach of Sections 11, 12 or 13 of this Agreement;

               (B) the Executive is convicted of a felony involving moral turpitude; or

               (C) the Executive engages in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out his duties under this Agreement, resulting, in either case, in material harm to the financial condition or reputation of the Company.

     For purposes of this Agreement, an act or failure to act on Executive's part shall be considered "willful" if it was done or omitted to be done by him not in good faith, and shall not include any act or failure to act resulting from any incapacity of Executive.

          (ii) A termination for Cause shall not take effect unless the provisions of this paragraph (ii) are complied with. The Executive shall be given written notice by the Company of its intention to terminate him for Cause, such notice (A) to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for Cause is based and (B) to be given within 90 days of the Company's learning of such act or acts or failure or failures to act. The Executive shall have 10 days after the date that such written notice has been given to him in which to cure such conduct, to the extent such cure is possible. If he fails to cure such conduct, the Executive shall then be entitled to a hearing before the Compensation Committee of the Board at which the Executive is entitled to appear. Such hearing shall be held within 15 days of such notice to the Executive, provided he requests such hearing within 10 days of the written notice from the Company of the intention to terminate him for Cause. If, within five days following such hearing, the Executive is furnished written notice by the Board confirming that, in its judgment, grounds for Cause on the basis of the original notice exist, he shall thereupon be terminated for Cause. Such hearing shall not limit any other review as set forth in this Agreement on a de novo basis.

          (iii) In the event the Company terminates the Executive's employment for Cause, he shall be entitled to and his sole remedies under this Agreement shall be:

               (A) Base Salary through the date of the termination of his employment for Cause, which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

               (B) any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

               (C) settlement of all deferred compensation arrangements in accordance with the Executive's duly executed Deferral Election Form or the terms of any mandatory deferral; and

               (D) other or additional benefits then due or earned in accordance with applicable plans or programs of the Company including but not limited to the SERP.

     (c) Termination Without Cause or Constructive Termination Without Cause Prior to Change in Control. In the event the Executive's employment with the Company is terminated without Cause (which termination shall be effective as of the date specified by the Company in a written notice to the Executive), other than due to death, or in the event there is a Constructive Termination Without Cause (as defined below), in either case prior to a Change in Control (as defined below) the Executive shall be entitled to and his sole remedies under this Agreement shall be:

          (i) Base Salary through the date of termination of the Executive's employment, which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (ii) Base Salary, at the annualized rate in effect on the date of termination of the Executive's employment (or in the event a reduction in Base Salary is the basis for a Constructive Termination Without Cause, then the Base Salary in effect immediately prior to such reduction), for a period of 18 months following such termination (the "Severance Period"); provided that the Company shall, within 30 days following such termination, contribute to a "rabbi trust" an amount equal to any unpaid severance benefits due under this Section 10(c)(ii) and Section 10(c)(iv) and direct the Trustee thereof to make the remaining severance payments required hereunder when such payments are due unless the Company, in its sole discretion, directs the Trustee to return unpaid severance benefits to the Company because the Executive has breached Sections 11, 12 or 13 hereunder; provided further that the salary continuation payment under this Section 10(c)(ii) and Section 10(c)(iv) shall be in lieu of any salary continuation arrangements under any other severance program of the Company or any other agreement between the Executive and the Company;

          (iii) pro rata annual incentive award for the year in which termination occurs assuming that the Executive would have received an award equal to 40% of Base Salary for such year, payable in a lump sum promptly (but in no event later than 15 days) following termination;

          (iv) an amount equal to 40% of Base Salary multiplied by 1.5 payable in equal monthly installments over the Severance Period:

          (v) Company common stock, issued without restrictions, equal to the number of unvested shares of deferred stock relating to any matching grant under the Company's "STEP" program multiplied by a fraction the numerator of which is the number of completed years of employment with the Company following the date on which such matching grant was awarded and the denominator of which is five;

          (vi) Company common stock, issued without restrictions, equal to the number of unvested shares of deferred stock awarded to the Executive under the Company's "Founders Stock" program multiplied by a fraction the numerator of which is the number of completed years of employment with the Company following the date on which such award was granted and the denominator of which is five;

          (vii) immediate vesting of all outstanding awards under the "Career Equity" program relating to completed performance cycles, payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (viii) the right to exercise all outstanding stock options that are vested as of the date of termination during the Severance Period or for the remainder of the exercise period, if less;

          (ix) the balance of any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (x) settlement of all deferred compensation arrangements in accordance with the Executive's duly executed Deferral Election Forms or the terms of any mandatory deferral;

          (xi) continued participation in all medical, health and life insurance plans at the same benefit level at which he was participating on the date of the termination of his employment until the earlier of:

               (A) the end of the Severance Period; or

               (B) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (1) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this clause (xi) of this Section 10(c), he shall receive cash payments equal on an after-tax basis to the cost to him of obtaining the benefits provided under the plan or program in which he is unable to participate for the period specified in this clause (xi) of this Section 10(c), (2) such cost shall be deemed to be the lowest reasonable cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (3) payment of such amounts shall be made quarterly in advance; and

          (xii) other or additional benefits then due or earned in accordance with applicable plans and programs of the Company.

          "Termination Without Cause" shall mean the Executive's employment is terminated by the Company for any reason other than Cause (as defined in Section 10 (b)) or due to death.

          "Constructive Termination Without Cause" shall mean a termination of the Executive's employment at his initiative as provided in this Section 10(c) following the occurrence, without the Executive's written consent, of one or more of the following events (except as a result of a prior termination):

               (A) an assignment of any duties to Executive which are inconsistent with his status as a senior executive of the Company;

               (B) a decrease in annual Base Salary, target annual incentive award opportunity below 40% of Base Salary or target long term incentive award opportunity below 30% of Base Salary;

               (C) any other failure by the Company to perform any material obligation under, or breach by the Company of any material provision of, this Agreement that is not cured within 30 days; or

               (D) any failure to secure the agreement of any successor corporation or other entity to the Company to fully assume the Company's obligations under this Agreement.

In addition, following a Change in Control, "Constructive Termination Without Cause" shall also mean a termination of the Executive's employment at his initiative as provided in this Section

10(c) following the occurrence, without the Executive's written consent, of a relocation of his principal place of employment outside a 35-mile radius of his principal place of employment as in effect immediately prior to such Change in Control.

     A "Change in Control" shall be deemed to have occurred if:

               (i) An acquisition by any Person of Beneficial Ownership of the shares of common stock of the Company then outstanding (the "Company Common Stock Outstanding") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Company Voting Securities Outstanding"), if such acquisition of Beneficial Ownership results in the Person's Beneficially Owning 30% or more of the Company Common Stock Outstanding or 30% or more of the combined voting power of the Company Voting Securities Outstanding; or

               (ii) The approval by the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this Section 10(c) as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); provided, however, that any merger, consolidation, sale, disposition or other similar transaction to or with Executive or entities controlled by Executive shall not constitute a Corporate Transaction; or

               (iii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 10(c), that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act, including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall in no event be considered as a member of the Incumbent Board.

          Notwithstanding the provisions set forth in subparagraphs (i) and (ii) of this Section 10(c), the following shall not constitute a Change in Control for purposes of this Agreement: (1) any acquisition by or consummation of a Corporate Transaction with any entity that was a subsidiary of the Company immediately prior to the transaction or an employee benefit plan (or related trust) sponsored or maintained by the Company or an entity that was a subsidiary of the Company immediately prior to the transaction if, immediately after such transaction (including consummation of all related transactions), the surviving entity is controlled by no Person other than such employee benefit plan (or related trust) and/or other Persons who controlled the Company immediately prior to such transaction; or (2) any acquisition or consummation of a Corporate Transaction following which more than 50% of, respectively, the shares then outstanding of common stock of the corporation resulting from such acquisition or

     Corporate Transaction and the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Company Common Stock Outstanding and Company Voting Securities Outstanding immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of the Company Common Stock Outstanding and Company Voting Securities Outstanding, as the case may be.

               For purposes of this definition:

               (A) The terms "Beneficial Ownership", "Beneficially Owning", "Beneficially Owned" and "Beneficial Owners" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act (including any successor to such Rule).

               (B) The term "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

               (C) The term "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.

     (d) Voluntary Termination. In the event of a termination of employment by the Executive on his own initiative after delivery of 10 business days advance written notice, other than a termination due to death, a Constructive Termination Without Cause, or Approved Early Retirement or Normal Retirement pursuant to Section 10(f) below, the Executive shall have the same entitlements as provided in Section 10(b)(iii) above for a termination for Cause, provided that at the Company's election, furnished in writing to the Executive within 30 days following such notice of termination, the Company shall in addition pay the Executive 50% of his Base Salary for a period of 18 months following such termination in exchange for the Executive not to engage in competition with the Company or any Subsidiary as set forth in Section 12(a) below. Notwithstanding any implication to the contrary, the Executive shall not have the right to terminate his employment with the Company during the Term of Employment except in the event of a Constructive Termination Without Cause, Approved Early Retirement or Normal Retirement, and any voluntary termination of employment during the Term of Employment in violation of this Agreement shall be considered a material breach.

     (e) Termination Without Cause or Constructive Termination Without Cause Following Change in Control. In the event the Executive's employment with the Company is terminated without Cause (which termination shall be effective as of the date specified by the Company in a written notice to the Executive), other than due to death, or in the event there is a Constructive Termination Without Cause (as defined above), in either case within two years following a Change in Control (as defined above), the Executive shall be entitled to and his sole remedies under this Agreement shall be:

          (i) Base Salary through the date of termination of the Executive's employment, which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (ii) an amount equal to two times the Executive's Base Salary, at the annualized rate in effect on the date of termination of the Executive's employment (or in the event a reduction in Base Salary is the basis for a Constructive Termination Without Cause, then the Base Salary in effect immediately prior to such reduction), payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (iii) pro rata annual incentive award for the year in which termination occurs assuming that the Executive would have received an award equal to 40% of Base Salary for such year, payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (iv) an amount equal to 40% of Base Salary multiplied by two, payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (v) lapse of all restrictions on any restricted stock award (including any performance-based restricted stock) outstanding at the time of termination of employment;

          (vi) Company common stock, issued without restrictions, equal to any outstanding award of contingent shares as of the date of termination, including any matching grant under the Company's "STEP" program or award under the Company's "Founders Stock" program;

          (vii) immediate vesting of all outstanding stock options and the right to exercise such stock options during the Severance Period or for the remainder of the exercise period, if less;

          (viii) immediate vesting of all outstanding awards under the "Career Equity" program and a pro rata payment of such awards based on target performance, payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (ix) the balance of any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (x) settlement of all deferred compensation arrangements in accordance with Executive's duly executed Deferral Election Forms or the terms of any mandatory deferral;

          (xi) continued participation in all medical, health and life insurance plans at the same benefit level at which he was participating on the date of the termination of his employment until the earlier of:

               (A) the end of the Severance Period; or

               (B) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (1) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this clause (xi) of this Section 10(e), he shall receive cash payments equal on an after-tax basis to the cost to him of obtaining the benefits provided under the plan or program in which he is unable to participate for the period specified in this clause
          (xi) of this Section 10(e), (2) such cost shall be deemed to be the lowest reasonable cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (3) payment of such amounts shall be made quarterly in advance; and

          (xii) other or additional benefits then due or earned in accordance with applicable plans and programs of the Company.

For purposes of any termination pursuant to this Section 10(e), the term "Severance Period" shall mean the period of 24 months following the termination of the Executive's employment.

     (f) Approved Early Retirement or Normal Retirement. Upon the Executive's Approved Early Retirement or Normal Retirement (as defined below), the Executive shall be entitled to and his sole remedies under this Agreement shall be:

          (i) Base Salary through the date of termination of the Executive's employment, which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (ii) pro rata annual incentive award for the year in which termination occurs, based on performance valuation at the end of such year and payable in a cash lump sum promptly (but in no event later than 15 days) thereafter;

          (iii) lapse of all restrictions on any restricted stock award (including any performance-based restricted stock) outstanding at the time of his termination of employment;

          (iv) continued vesting (as if the Executive remained employed by the Company) of any outstanding award of contingent shares as of the date of termination of employment, including any matching grant under the Company's "STEP" program or award under the Company's "Founders Stock" program;

          (v) continued vesting of all outstanding stock options and the right to exercise such stock options for a period of one year following the Executive's termination of employment (or such longer period as may be provided in stock options granted to other similarly situated executive officers of the Company) or for the remainder of the exercise period, if less;

          (vi) continued vesting (as if Executive remained employed by the Company) of all outstanding awards under the "Career Equity" program and a payment of such awards based on valuation at the end of the performance period, payable in a cash lump sum promptly (but in no event later than 15 days) thereafter;

          (vii) the balance of any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (viii) immediate vesting of benefits under the Company's SERP, with payment of such benefits to be made in accordance with the terms and conditions of the SERP as in effect at the date of the Executive's termination (or in accordance with the terms of any subsequent amendment to the SERP which is more favorable to the Executive or his beneficiary);

          (ix) settlement of all deferred compensation arrangements in accordance with the Executive's duly executed Deferral Election Forms or the terms of any mandatory deferral;

          (x) continued participation in all medical, health and life insurance plans at the same benefit level at which he was participating on the date of the termination of his employment until the earlier of:

               (A) the Executive's attainment of age 60; or

               (B) the date, or dates, he receives substantially equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (1) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this clause (x) of this Section 10(f), he shall receive cash payments equal on an after-tax basis to the cost to him of obtaining the benefits provided under the plan or program in which he is unable to participate for the period specified in this clause (x) of this Section 10(f), (2) such cost shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (3) payment of such amounts shall be made quarterly in advance; and

          (xi) other or additional benefits then due or earned in accordance with applicable plans and programs of the Company.

     "Approved Early Retirement" shall mean the Executive's voluntary termination of employment with the Company at or after attaining age 55 but prior to attaining age 60, if such termination is approved in advance by the Compensation Committee.

     "Normal Retirement" shall mean the Executive's voluntary termination of employment with the Company at or after attaining age 60.

     (g) No Mitigation; No Offset. In the event of any termination of employment under this Section 10, the Executive shall be under no obligation to seek other employment; amounts due the Executive under this Agreement shall not be offset by any remuneration attributable to any subsequent employment that he may obtain.

     (h) Nature of Payments. Any amounts due under this Section 10 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

     (i) Exclusivity of Severance Payments. Upon termination of the Executive's employment during the Term of Employment, he shall not be entitled to any severance payments or severance benefits from the Company or any payments by the Company on account of any claim by him of wrongful termination, including claims under any federal, state or local human and civil rights or labor laws, other than the payments and benefits provided in this Section 10.

     (j) Release of Employment Claims. The Executive agrees, as a condition to receipt of the termination payments and benefits provided for in this Section 10, that he will execute a release agreement, in a form reasonably satisfactory to the Company, releasing any and all claims arising out of the Executive's employment (other than enforcement of this Agreement, the Executive's rights under any of the Company's incentive compensation and employee benefit plans and programs to which he is entitled under this Agreement, and any claim for any tort for personal injury not arising out of or related to his termination of employment).

     11.  Confidentiality; Cooperation with Regard to Litigation.

     (a) During the Term of Employment and thereafter, the Executive shall not, without the prior written consent of the Company, disclose to anyone except in good faith in the ordinary course of business to a person who will be advised by the Executive to keep such information confidential or make use of any Confidential Information, except when required to do so by legal process, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) that requires him to divulge, disclose or make accessible such information. In the event that the Executive is so ordered, he shall give prompt written notice to the Company in order to allow the Company the opportunity to object to or otherwise resist such order.

     (b) During the Term of Employment and thereafter, Executive shall not disclose the existence or contents of this Agreement beyond what is disclosed in the proxy statement or documents filed with the government unless and to the extent such disclosure is required by law, by a governmental agency, or in a document required by law to be filed with a governmental agency or in connection with enforcement of his rights under this Agreement. In the event that disclosure is so required, the Executive shall give prompt written notice to the Company in order to allow the Company the opportunity to object to or otherwise resist such requirement. This restriction shall not apply to such disclosure by him to members of his immediate family, his tax, legal or financial advisors, any lender, or tax authorities, or to potential future employers to the extent necessary, each of whom shall be advised not to disclose such information.

     (c) "Confidential Information" shall mean all information that is not known or available to the public concerning the business of the Company or any Subsidiary relating to any of their products, product development, trade secrets, customers, suppliers, finances, and business plans and strategies. For this purpose, information known or available generally within the trade or industry of the Company or any Subsidiary shall be deemed to be known or available to the public. Confidential Information shall include information that is, or becomes, known to the public as a result of a breach by the Executive of the provisions of Section 11(a) above.

     (d) "Subsidiary" shall mean any corporation controlled directly or indirectly by the Company and any affiliate of the Company.

     (e) The Executive agrees to cooperate with the Company, during the Term of Employment and thereafter (including following the Executive's termination of employment for any reason), by making himself available to testify on behalf of the Company or any Subsidiary or affiliate of the Company, in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, and to assist the Company, or any Subsidiary or affiliate of the

Company, in any such action, suit, or proceeding, by providing information and meeting and consulting with the Board or its representatives or counsel, or representatives or counsel to the Company, or any Subsidiary or affiliate of the Company, as requested. The Company agrees to reimburse the Executive, on an after-tax basis, for all expenses actually incurred in connection with his provision of testimony or assistance.

     12.  Non-competition.

     (a) During the Restriction Period (as defined in Section 12(b) below), the Executive shall not engage in Competition with the Company or any Subsidiary. "Competition" shall mean engaging in any activity, except as provided below, for a Competitor of the Company or any Subsidiary, whether as an employee, consultant, principal, agent, officer, director, partner, shareholder (except as a less than one percent shareholder of a publicly traded company) or otherwise. A "Competitor" shall mean (i) Payless, Target, Wal-Mart, Woolworth and J. Baker (and any successor or successors thereto) or (ii) the portion of any other corporation or other entity or start-up corporation or entity that is engaged in the Discount Retail Footwear Business within fifty (50) miles of any Discount Retail Footwear Business outlet in the United States of the Company or any Subsidiary, provided that a corporation or entity described in clause (ii) above shall not be deemed to be a Competitor if the Executive shall not either directly or indirectly oversee or manage the activities of such corporation or entity's division or unit engaged in the Discount Retail Footwear Business. If the Executive commences employment or becomes a consultant, principal, agent, officer, director, partner, or shareholder of any entity that is not a Competitor at the time the Executive initially becomes employed or becomes a consultant, principal, agent, officer, director, partner, or shareholder of the entity, future activities of such entity shall not result in a violation of this provision unless (x) such activities were contemplated at the time the Executive initially became employed or becomes a consultant, principal, agent, officer, director, partner, or shareholder of the entity (and the contemplation of such activities was known to the Executive) or (y) the Executive commences directly or indirectly overseeing or managing the activities which are competitive with the activities of the Company or Subsidiary. The Executive shall not be deemed indirectly overseeing or managing the activities which are competitive with the activities of the Company or Subsidiary so long as he does not regularly participate in discussions with regard to the competing business. For purposes of the foregoing, "Discount Retail Footwear Business" shall mean a group of four or more stores which primarily sells discount footwear.

     (b) For the purposes of this Section 12 and Section 13 below, "Restriction Period" shall mean the period beginning with the Effective Date and ending with:

          (i) in the case of a termination of the Executive's employment without Cause or a Constructive Termination Without Cause, in either case prior to a Change in Control, the earlier of (1) the end of the Severance Period (as such term is defined in Section 10(c)(ii)) and (2) the occurrence of a Change in Control;

          (ii) in the case of a termination of the Executive's employment for Cause, the first anniversary of such termination;

          (iii) in the case of a voluntary termination of the Executive's employment pursuant to Section 10(d) above followed by the Company's election to pay the Executive (and subject to the payment of) 50% of his Base Salary, as provided in Section 10(d) above, the end of the 18-month period following such termination;

          (iv) in the case of a voluntary termination of the Executive's employment pursuant to Section 10(d) above which is not followed by the Company's election to pay the Executive such 50% of Base Salary, the date of such termination;

          (v) in the case of Approved Early Retirement or Normal Retirement pursuant to Section 10(f) above, the remainder of the Term of Employment; or

          (vi) in the case of a termination of the Executive's employment without Cause or a Constructive Termination Without Cause, in either case following a Change in Control, immediately upon such termination of employment.

     13.  Non-solicitation of Employees.

     During the portion of the Restriction Period following the termination of the Executive's employment, the Executive shall not induce employees of the Company or any Subsidiary to terminate their employment. During the portion of the Restriction Period following the termination of the Executive's employment, the Executive shall not directly or indirectly hire any employee of the Company or any Subsidiary or any person who was employed by the Company or any Subsidiary within 180 days of such hiring.

     14.  Remedies.

     In addition to whatever other rights and remedies the Company may have at equity or in law, if the Executive breaches any of the provisions contained in Sections 11, 12 or 13 above, the Company (a) shall have the right to immediately terminate all payments and benefits due under this Agreement and (b) shall have the right to seek injunctive relief. The Executive acknowledges that such a breach would cause irreparable injury and that money damages would not provide an adequate remedy for the Company.

     15.  Resolution of Disputes.

     Any disputes arising under or in connection with this Agreement, other than seeking injunctive relief under Section 14, shall be resolved by binding arbitration, to be held at an office closest to the Company's principal offices in accordance with the rules and procedures of the American Arbitration Association, except that disputes arising under or in connection with Sections 11, 12 and 13 above shall be submitted to the federal or state courts in the State of New Jersey. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts and benefits due the Executive under this Agreement. All reasonable costs and expenses (including fees and disbursements of counsel) incurred by the Executive in seeking to enforce rights pursuant to this Agreement shall be paid on behalf of or reimbursed to the Executive promptly by the Company, whether or not the Executive is successful in asserting such rights; provided, however, that no reimbursement shall be made of such expenses relating to any unsuccessful assertion of rights if and to the extent that the Executive's assertion of such rights was in bad faith or frivolous.

     16.  Indemnification.

     (a) Company Indemnity. The Company agrees that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Company or any Subsidiary or is or was serving at the request of the Company or any Subsidiary as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's certificate of incorporation or bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, officer, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

     (b) No Presumption Regarding Standard of Conduct. Neither the failure of the Company (including its board of directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any proceeding concerning payment of amounts claimed by the Executive under Section 16(a) above that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Company (including its board of directors, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

     (c) Liability Insurance. The Company agrees to continue and maintain a directors and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers.

     17.  Excise Tax Gross-Up.

     If the Executive becomes entitled to one or more payments (with a "payment" including, without limitation, the vesting of an option or other non-cash benefit or property), whether pursuant to the terms of this Agreement or any other plan, arrangement, or agreement with the Company or any affiliated company (the "Total Payments"), which are or become subject to the tax imposed by
Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any similar tax that may hereafter be imposed) (the "Excise Tax"), the Company shall pay to the Executive at the time specified below an additional amount (the "Gross-up Payment") (which shall include, without limitation, reimbursement for any penalties and interest that may accrue in respect of such Excise Tax) such that the net amount retained by the Executive, after reduction for any Excise Tax (including any penalties or interest thereon) on the

Total Payments and any federal, state and local income or employment tax and Excise Tax on the Gross-up Payment provided for by this Section 17, but before reduction for any federal, state, or local income or employment tax on the Total Payments, shall be equal to the sum of (a) the Total Payments, and (b) an amount equal to the product of any deductions disallowed for federal, state, or local income tax purposes because of the inclusion of the Gross-up Payment in the Executive's adjusted gross income multiplied by the highest applicable marginal rate of federal, state, or local income taxation, respectively, for the calendar year in which the Gross-up Payment is to be made.

     For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax:

          (i) The Total Payments shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the written opinion of independent compensation consultants, counsel or auditors of nationally recognized standing ("Independent Advisors") selected by the Company and reasonably acceptable to the Executive, the Total Payments (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of Section 280G(b)(3) of the Code or are otherwise not subject to the Excise Tax;

          (ii) The amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of the Total Payments or (B) the total amount of excess parachute payments within the meaning of Section 280G(b)(1) of the Code (after applying clause (i) above); and

          (iii) The value of any non-cash benefits or any deferred payment or benefit shall be determined by the Independent Advisors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

     For purposes of determining the amount of the Gross-up Payment, the Executive shall be deemed (A) to pay federal income taxes at the highest marginal rate of federal income taxation for the calendar year in which the Gross-up Payment is to be made; (B) to pay any applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes if paid in such year (determined without regard to limitations on deductions based upon the amount of the Executive's adjusted gross income); and
(C) to have otherwise allowable deductions for federal, state, and local income tax purposes at least equal to those disallowed because of the inclusion of the Gross-up Payment in the Executive's adjusted gross income. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time the Gross-up Payment is made, the Executive shall repay to the Company at the time that the amount of such reduction in Excise Tax is finally determined (but, if previously paid to the taxing authorities, not prior to the time the amount of such reduction is refunded to the Executive or otherwise realized as a benefit by the Executive) the portion of the Gross-up Payment that would not have been paid if such Excise Tax had been applied in initially calculating the Gross-up Payment, plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time the Gross-up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-up Payment), the Company shall make an additional Gross-up Payment in respect of such excess (plus any interest and penalties payable with respect to such excess) at the time that the amount of such excess is finally determined.

     The Gross-up Payment provided for above shall be paid on the 30th day (or such earlier date as the Excise Tax becomes due and payable to the taxing authorities) after it has been determined that the Total Payments (or any portion thereof) are subject to the Excise Tax; provided, however, that if the amount of such Gross-up Payment or portion thereof cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined by the Independent Advisors, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code), as soon as the amount thereof can be determined. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code). If more than one Gross-up Payment is made, the amount of each Gross-up Payment shall be computed so as not to duplicate any prior Gross-up Payment. The Company shall have the right to control all proceedings with the Internal Revenue Service that may arise in connection with the determina tion and assessment of any Excise Tax and, at its sole option, the Company may pursue or forego any and all administrative appeals, proceedings, hearings, and conferences with any taxing authority in respect of such Excise Tax (including any interest or penalties thereon); provided, however, that the Company's control over any such proceedings shall be limited to issues with respect to which a Gross-up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest any other issue raised by the Internal Revenue Service or any other taxing authority. The Executive shall cooperate with the Company in any proceedings relating to the determination and assessment of any Excise Tax and shall not take any position or action that would materially increase the amount of any Gross-Up Payment hereunder.

     18.  Effect of Agreement on Other Benefits.

     Except as specifically provided in this Agreement, the existence of this Agreement shall not be interpreted to preclude, prohibit or restrict the Executive's participation in any other employee benefit or other plans or programs in which he currently participates.

     19.  Assignability; Binding Nature.

     This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and permitted assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred in connection with the sale or transfer of all or substantially all of the assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale or transfer of assets as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 24 below.

     20.  Representation.

     The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization.

     21.  Entire Agreement.

     This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

     22.  Amendment or Waiver.

     No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

     23.  Severability.

     In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

     24.  Survivorship.

     The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

     25.  Beneficiaries/References.

     The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative.

     26.  Governing Law/Jurisdiction.

     This Agreement shall be governed by and construed and interpreted in accordance with the laws of New Jersey without reference to principles of conflict of laws, except insofar as the Delaware General Corporation Law, federal laws and regulations may be applicable. Subject to Section 15, the Company and the Executive hereby consent to the jurisdiction of any or all of the following courts for purposes of resolving any dispute under this Agreement:
(i) the United States District Court for New Jersey, (ii) any of the courts of the State of New Jersey, or (iii) any other court having jurisdiction. The Company and the Executive further agree that any service of process or notice requirements in any such proceeding shall be satisfied if the rules of such court relating thereto have been substantially satisfied. The Company and the Executive hereby waive, to the fullest extent permitted by applicable law, any objection which it or he may now or hereafter have to such jurisdiction and any defense of inconvenient forum.

     27.  Notices.

     Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

     If to the Company:            Footstar, Inc.
                                   933 MacArthur Boulevard
                                   Mahwah, New Jersey 07430
                                   Attention:  Secretary

     If to the Executive:          Carlos Alberini
                                   14 Green Lane
                                   Chappaqua, NY 10514

     28.  Headings.

     The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

     29.  Counterparts.

     This Agreement may be executed in two or more counterparts.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                            FOOTSTAR, INC.


                                            By: /s/ J.M. Robinson
                                            ---------------------
                                            Name: J.M. Robinson
                                            Title: Chairman & Chief
                                            Executive Officer


                                            EXECUTIVE



                                            /s/ Carlos Alberini
                                            -------------------
                                            Carlos Alberini

                                 FOOTSTAR, INC.
--------------------------------------------------------------------------------

                    Employment Agreement for Maureen Richards

--------------------------------------------------------------------------------

                                 FOOTSTAR, INC.
--------------------------------------------------------------------------------

                    Employment Agreement for Maureen Richards

--------------------------------------------------------------------------------

                                                                           Page
                                                                           ----

1.  Definitions .......................................................      1

2.  Term of Employment ................................................      2

3.  Position, Duties and Responsibilities .............................      2

4.  Base Salary .......................................................      3

5.  Annual Incentive Awards ...........................................      3

6.  Long-Term Stock Incentive Programs ................................      3

7.  Employee Benefit Programs .........................................      3

8.  Disability ........................................................      4

9.  Reimbursement of Business and Other Expenses; Perquisites .........      5

10.  Termination of Employment ........................................      5

11.  Confidentiality; Cooperation with Regard to Litigation ...........     15

12.  Non-competition ..................................................     16

13.  Non-solicitation of Employees ....................................     17

14.  Remedies .........................................................     17

15.  Resolution of Disputes ...........................................     17

16.  Indemnification ..................................................     18

17.  Excise Tax Gross-Up ..............................................     18

18.  Effect of Agreement on Other Benefits ............................     20

19.  Assignability; Binding Nature ....................................     20

20.  Representation ...................................................     21

21.  Entire Agreement .................................................     21

22.  Amendment or Waiver ..............................................     21

                                 FOOTSTAR, INC.

--------------------------------------------------------------------------------

                    Employment Agreement for Maureen Richards

--------------------------------------------------------------------------------

                                                                           Page
                                                                           ----

23.  Severability .....................................................     21

24.  Survivorship .....................................................     21

25.  Beneficiaries/References .........................................     21

26.  Governing Law/Jurisdiction .......................................     22

27.  Notices ..........................................................     22

28.  Headings .........................................................     22

29.  Counterparts .....................................................     22

                              EMPLOYMENT AGREEMENT

     AGREEMENT, made and entered into between Footstar, Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Maureen Richards (the "Executive").

                              W I T N E S S E T H :

     WHEREAS, the Company desires to employ the Executive pursuant to an agreement embodying the terms of such employment (this "Agreement") and the Executive desires to enter into this Agreement and to accept such employment, subject to the terms and provisions of this Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

     1.   Definitions.

     (a) "Approved Early Retirement" shall have the meaning set forth in Section 10(f) below.

     (b) "Base Salary" shall have the meaning set forth in Section 4 below.

     (c) "Board" shall mean the Board of Directors of the Company.

     (d) "Cause" shall have the meaning set forth in Section 10(b) below.

     (e) "Change in Control" shall have the meaning set forth in Section 10(c) below.

     (f) "Confidential Information" shall have the meaning set forth in Section 11 below.

     (g) "Constructive Termination Without Cause" shall have the meaning set forth in Section 10(c) below.

     (h) "Effective Date" shall have the meaning set forth in Section 2 below.

     (i) "1996 ICP" shall have the meaning set forth in Section 5 below.

     (j) "Normal Retirement" shall have the meaning set forth in Section 10(f) below.

     (k) "Original Term of Employment" shall have the meaning set forth in
Section 2 below.

     (l) "Renewal Term" shall have the meaning set forth in Section 2 below.

     (m) "Restriction Period" shall have the meaning set forth in Section 12 below.

     (n) "SERP" shall have the meaning set forth in Section 7 below.

     (o) "Severance Period" shall have the meaning set forth in Section 10(c)(ii) below, except as provided otherwise in Section 10(e) below.

     (p) "Subsidiary" shall have the meaning set forth in Section 11 below.

     (q) "Term of Employment" shall have the meaning set forth in Section 2 below.

     (r) "Termination Without Cause" shall have the meaning set forth in Section 10(c) below.

     2.   Term of Employment.

     (a) The term of the Executive's employment under this Agreement shall commence immediately upon the date on which shares of Company common stock are distributed to shareholders of Melville Corporation (the "Effective Date") and end on the third anniversary of such date (the "Original Term of Employment"). The Original Term of Employment shall be automatically renewed for successive one-year terms (the "Renewal Terms") unless at least 180 days prior to the expiration of the Original Term of Employment or any Renewal Term, either Party notifies the other Party in writing that she or it is electing to terminate this Agreement at the expiration of the then current Term of Employment. "Term of Employment" shall mean the Original Term of Employment and all Renewal Terms.

     (b) Notwithstanding anything in this Agreement to the contrary, at least one year prior to the expiration of the Original Term of Employment, the Parties shall meet to discuss this Agreement and may agree in writing to modify any of the terms of this Agreement.

     3.   Position, Duties and Responsibilities.

     (a) Generally. Executive shall serve as General Counsel, Corporate Secretary and a senior executive of the Company reporting directly to the Chief Executive Officer. Executive shall have and perform such duties, responsibilities, and authorities as shall be specified by the Company from time to time and as are customary for a senior executive of a publicly held corporation of the size, type, and nature of the Company as they may exist from time to time and as are consistent with such position and status. Executive shall devote substantially all of her business time and attention (except for periods of vacation or absence due to illness), and her best efforts, abilities, experience, and talent to her position and the businesses of the Company.

     (b) Other Activities. Anything herein to the contrary notwithstanding, nothing in this Agreement shall preclude the Executive from (i) engaging in charitable activities and community affairs and (ii) managing her personal investments and affairs, provided that such activities do not materially interfere with the proper performance of her duties and responsibilities under this Agreement. Unless approved in writing by the Board or Chief Executive Officer of the Company, the Executive may not serve on the board of directors of any corporation or the board of any association and/or charitable organization; provided, however, that the Executive may serve on any cooperative board relating to her personal residence.

     4.   Base Salary.

     The Executive shall be paid an annualized salary, payable in accordance with the regular payroll practices of the Company, of not less than $200,000, subject to annual review for increase at the discretion of the Compensation Committee of the Board ("Base Salary").

     5.   Annual Incentive Awards.

     The Executive shall participate in the Company's 1996 Incentive Compensation Plan (the "1996 ICP") with a target annual incentive award opportunity of no less than 35% of Base Salary or in a successor plan to the 1996 ICP that provides the Executive with at least an equivalent opportunity. Payment of annual incentive awards shall be made at the same time that other senior-level executives receive their incentive awards.

     6.   Long-Term Stock Incentive Programs.

     (a) General. The Executive shall be eligible to participate in and to receive stock incentive awards under the 1996 ICP and any successor plan.

     (b) Career Equity Program. The Executive shall be eligible to participate in the Company's Career Equity Program with a target long term incentive award opportunity of no less than 25% of Base Salary or in a successor plan or program that provides the Executive with at least an equivalent opportunity.

     7.   Employee Benefit Programs.

     (a) General Benefits. During the Term of Employment, the Executive shall be entitled to participate in such employee pension and welfare benefit plans and programs of the Company as are made available to the Company's senior-level executives or to its employees generally, as such plans or programs may be in effect from time to time, including, without limitation, financial planning, health, medical, dental, long-term disability, travel accident and life insurance plans.

     (b) SERP. At or as soon as practicable following (but effective as of) the Effective Date, the Company shall adopt a supplemental retirement plan ("SERP") providing for, among other things, a lifetime annuity benefit for the Executive equal to 2% of her average high three of last 10 years' salary plus actual annual bonus (before any deferrals) for each year (full and partial) of service with the Company.

     (c) Deferral of Compensation. The Company shall implement deferral arrangements, reasonably acceptable to Executive and the Company, permitting Executive to elect to defer receipt, pursuant to written deferral election terms and forms (the "Deferral Election Forms"), of all or a specified portion of (i) her annual Base Salary and annual incentive compensation under Sections 4 and 5,
(ii) long term incentive compensation under Section 6 and (iii) shares acquired upon exercise of options to purchase Company common stock that are acquired in an exercise in which Executive pays the exercise price by the surrender of previously acquired shares, to the extent of the net additional shares otherwise issuable to Executive in such exercise; provided, however, that such deferrals shall not reduce Executive's total cash compensation in any calendar year below the sum of (i) the FICA maximum taxable wage base plus (ii) the amount needed, on an after-tax basis, to enable Executive to pay the

1.45% medicare tax imposed on her wages in excess of such FICA maximum taxable wage base. In addition, the Committee may require mandatory deferral of amounts payable as annual incentive compensation under Section 5 or long term incentive compensation under Section 6, which deferrals will otherwise be in accordance with this Section 7(c).

     In accordance with such duly executed Deferral Election Forms or the terms of any such mandatory deferral, the Company shall credit to one or more bookkeeping accounts maintained for Executive on the respective payment date or dates, amounts equal to the compensation subject to deferral, such credits to be denominated in cash if the compensation would have been paid in cash but for the deferral or in shares if the compensation would have been paid in shares but for the deferral. An amount of cash equal in value to all cash-denominated amounts credited to Executive's account and a number of shares of Company common stock equal to the number of shares credited to Executive's account pursuant to this
Section 7(c) shall be transferred as soon as practicable following such crediting by the Company to, and shall be held and invested by, an independent trustee selected by the Company (a "Trustee") pursuant to a "rabbi trust" established by the Company in connection with such deferral arrangement and as to which the Trustee shall make investments based on Executive's investment objectives (including possible investment in publicly traded stocks and bonds, mutual funds, and insurance vehicles). Thereafter, Executive's deferral accounts will be valued by reference to the value of the assets of the "rabbi trust"; provided, however, that a portion of the assets of the "rabbi trust" may be used to reimburse the Company for its reasonable cost of funds resulting from payment of taxes by the Company relating to "rabbi trust" assets during the period of deferral and prior to the settlement of Executive's deferral accounts. The Company shall pay all other costs of administration of the deferral arrangement, without deduction or reimbursement from the assets of the "rabbi trust."

     Except as otherwise provided under Section 10, in the event of Executive's termination of employment with the Company or as otherwise determined by the Committee in the event of hardship on the part of Executive, upon such date(s) or event(s) set forth in the Deferral Election Forms (including forms filed after deferral but before settlement in which Executive may elect to further defer settlement) or under the terms of any mandatory deferral, the Company shall promptly pay to Executive cash equal to the value of the assets then credited to Executive's deferral accounts, less applicable withholding taxes, and such distribution shall be deemed to fully settle such accounts; provided, however, that the Company may instead settle such accounts by directing the Trustee to distribute the assets of the "rabbi trust." The Company and Executive agree that compensation deferred pursuant to this Section 7(c) shall be fully vested and nonforfeitable; however, Executive acknowledges that her rights to the deferred compensation provided for in this Section 7(c) shall be no greater than those of a general unsecured creditor of the Company, and that such rights may not be pledged, collateralized, encumbered, hypothecated, or liable for or subject to any lien, obligation, or liability of Executive, or be assignable or transferable by Executive, otherwise than by will or the laws of descent and distribution, provided that Executive may designate one or more beneficiaries to receive any payment of such amounts in the event of her death.

     8.   Disability.

     (a) During the Term of Employment, as well as during the Severance Period, the Executive shall be entitled to disability coverage as described in this
Section 8(a). In the event the Executive becomes disabled, as that term is defined under the Company's Long-Term Disability Plan, the Executive shall be entitled to receive pursuant to the Company's Long-Term

Disability Plan or otherwise, and in place of her Base Salary, an amount equal to 60% of her Base Salary, at the annual rate in effect at the commencement date of her Company long-term disability benefit ("Commencement Date") for a period beginning on the Commencement Date and ending with the earlier to occur of (A) the Executive's attainment of age 65 or (B) the Executive's commencement of benefits under the SERP upon her election to receive such benefits. If (i) the Executive ceases to be disabled during the Term of Employment (as determined in accordance with the terms of the Long-Term Disability Plan), (ii) her position or another senior executive position is then vacant and (iii) the Company requests in writing that she resume such position, she may elect to resume such position by written notice to the Company within 15 days after the Company delivers its request. If she resumes such position, she shall thereafter be entitled to her Base Salary at the annual rate in effect at the Commencement Date and, for the year she resumes her position, a pro rata annual incentive award. If she ceases to be disabled and does not resume her position in accordance with the preceding sentence, she shall be treated as if she voluntarily terminated her employment pursuant to Section 10(e) as of the date the Executive ceases to be disabled. If the Executive is not offered her position or another senior executive position after she ceases to be disabled during the Term of Employment, she shall be treated as if her employment was terminated without Cause pursuant to Section 10(c) as of the date the Executive ceases to be disabled.

     (b) The Executive shall be entitled to a pro rata annual incentive award for the year in which the Commencement Date occurs based on 35% (or such higher percentage then in effect for Executive) of Base Salary paid to her during such year prior to the Commencement Date, payable in a lump sum promptly after the Commencement Date. The Executive shall not be entitled to any annual incentive award with respect to the period following the Commencement Date. If the Executive recommences her position in accordance with Section 8(a), she shall be entitled to a pro rata annual incentive award for the year she resumes her position and shall thereafter be entitled to annual incentive awards in accordance with Section 5 hereof.

     (c) During the period the Executive is receiving disability benefits pursuant to Section 8(a) above, she shall continue to be treated as an employee for purposes of all employee benefits and entitlements in which she was participating on the Commencement Date, including without limitation, the benefits and entitlements referred to in Sections 6 and 7 above, except that the Executive shall not be entitled to receive any annual salary increases or any new stock incentive awards following the Commencement Date.

     9.   Reimbursement of Business and Other Expenses; Perquisites.

     The Executive is authorized to incur reasonable expenses in carrying out her duties and responsibilities under this Agreement, and the Company shall promptly reimburse her for all business expenses incurred in connection therewith, subject to documentation in accordance with the Company's policy.

     10.  Termination of Employment.

     (a) Termination Due to Death. In the event the Executive's employment with the Company is terminated due to her death, her estate or her beneficiaries, as the case may be, shall be entitled to and their sole remedies under this Agreement shall be:

          (i) Base Salary through the date of death, which shall be paid in a single lump sum not later than 15 days following the Executive's death;

          (ii) pro rata annual incentive award for the year in which the Executive's death occurs assuming that the Executive would have received an award equal to 35% (or such higher percentage then in effect for Executive) of Base Salary for such year, which shall be payable in a lump sum promptly (but in no event later than 15 days) after her death;

          (iii) lapse of all restrictions on any restricted stock award (including any performance-based restricted stock) outstanding at the time of her death;

          (iv) Company common stock, issued without restrictions, equal to any outstanding award of contingent shares as of the date of death, including any matching grant under the Company's "STEP" program or award under the Company's "Founders Stock" program;

          (v) immediate vesting of all outstanding stock options and the right to exercise such stock options for a period of one year following death (or such longer period as may be provided in stock options granted to other similarly situated executive officers of the Company) or for the remainder of the exercise period, if less;

          (vi) immediate vesting of all outstanding awards under the "Career Equity" program and a pro rata payment of such awards based on target performance, payable in a cash lump sum promptly (but in no event later than 15 days) after her death;

          (vii) the balance of any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's death;

          (viii) in the event that the Executive's death occurs before she has met the age and service requirements of the SERP, the Company will provide her spouse with a 50% survivor annuity as if she had met such age and service requirements at the time of her death, payable in accordance with the terms of the SERP but subject to such other adjustments as may be provided in the SERP;

          (ix) settlement of all deferred compensation arrangements in accordance with the Executive's duly executed Deferral Election Forms or the terms of any mandatory deferral; and

          (x) other or additional benefits then due or earned in accordance with applicable plans and programs of the Company.

     (b) Termination by the Company for Cause.

          (i) "Cause" shall mean:

               (A) the Executive's willful and material breach of Sections 11, 12 or 13 of this Agreement;

               (B) the Executive is convicted of a felony involving moral turpitude; or

               (C) the Executive engages in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out her duties under this Agreement, resulting, in either case, in material harm to the financial condition or reputation of the Company.

     For purposes of this Agreement, an act or failure to act on Executive's part shall be considered "willful" if it was done or omitted to be done by her not in good faith, and shall not include any act or failure to act resulting from any incapacity of Executive.

          (ii) A termination for Cause shall not take effect unless the provisions of this paragraph (ii) are complied with. The Executive shall be given written notice by the Company of its intention to terminate her for Cause, such notice (A) to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for Cause is based and (B) to be given within 90 days of the Company's learning of such act or acts or failure or failures to act. The Executive shall have 10 days after the date that such written notice has been given to her in which to cure such conduct, to the extent such cure is possible. If she fails to cure such conduct, the Executive shall then be entitled to a hearing before the Compensation Committee of the Board at which the Executive is entitled to appear. Such hearing shall be held within 15 days of such notice to the Executive, provided she requests such hearing within 10 days of the written notice from the Company of the intention to terminate her for Cause. If, within five days following such hearing, the Executive is furnished written notice by the Board confirming that, in its judgment, grounds for Cause on the basis of the original notice exist, she shall thereupon be terminated for Cause. Such hearing shall not limit any other review as set forth in this Agreement on a de novo basis.

          (iii) In the event the Company terminates the Executive's employment for Cause, she shall be entitled to and her sole remedies under this Agreement shall be:

               (A) Base Salary through the date of the termination of her employment for Cause, which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

               (B) any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

               (C) settlement of all deferred compensation arrangements in accordance with the Executive's duly executed Deferral Election Form or the terms of any mandatory deferral; and

               (D) other or additional benefits then due or earned in accordance with applicable plans or programs of the Company including but not limited to the SERP.

     (c) Termination Without Cause or Constructive Termination Without Cause Prior to Change in Control. In the event the Executive's employment with the Company is terminated without Cause (which termination shall be effective as of the date specified by the Company in a written notice to the Executive), other than due to death, or in the event there is a

Constructive Termination Without Cause (as defined below), in either case prior to a Change in Control (as defined below) the Executive shall be entitled to and her sole remedies under this Agreement shall be:

          (i) Base Salary through the date of termination of the Executive's employment, which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (ii) Base Salary, at the annualized rate in effect on the date of termination of the Executive's employment (or in the event a reduction in Base Salary is the basis for a Constructive Termination Without Cause, then the Base Salary in effect immediately prior to such reduction), for a period of 18 months following such termination (the "Severance Period"); provided that the Company shall, within 30 days following such termination, contribute to a "rabbi trust" an amount equal to any unpaid severance benefits due under this Section 10(c)(ii) and Section 10(c)(iv) and direct the Trustee thereof to make the remaining severance payments required hereunder when such payments are due unless the Company, in its sole discretion, directs the Trustee to return unpaid severance benefits to the Company because the Executive has breached Sections 11, 12 or 13 hereunder; provided further that the salary continuation payment under this Section 10(c)(ii) and Section 10(c)(iv) shall be in lieu of any salary continuation arrangements under any other severance program of the Company or any other agreement between the Executive and the Company;

          (iii) pro rata annual incentive award for the year in which termination occurs equal to 35% (or such higher percentage then in effect for Executive) of Base Salary for such year, payable in a lump sum promptly (but in no event later than 15 days) following termination;

          (iv) an amount equal to 35% (or such higher percentage then in effect for Executive) of Base Salary multiplied by 1.5 payable in equal monthly installments over the Severance Period:

          (v) Company common stock, issued without restrictions, equal to the number of unvested shares of deferred stock relating to any matching grant under the Company's "STEP" program multiplied by a fraction the numerator of which is the number of completed years of employment with the Company following the date on which such matching grant was awarded and the denominator of which is five;

          (vi) Company common stock, issued without restrictions, equal to the number of unvested shares of deferred stock awarded to the Executive under the Company's "Founders Stock" program multiplied by a fraction the numerator of which is the number of completed years of employment with the Company following the date on which such award was granted and the denominator of which is five;

          (vii) immediate vesting of all outstanding awards under the "Career Equity" program relating to completed performance cycles, payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (viii) the right to exercise all outstanding stock options that are vested as of the date of termination during the Severance Period or for the remainder of the exercise period, if less;

          (ix) the balance of any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (x) settlement of all deferred compensation arrangements in accordance with the Executive's duly executed Deferral Election Forms or the terms of any mandatory deferral;

          (xi) continued participation in all medical, health and life insurance plans at the same benefit level at which she was participating on the date of the termination of her employment until the earlier of:

               (A) the end of the Severance Period; or

               (B) the date, or dates, she receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (1) if the Executive is precluded from continuing her participation in any employee benefit plan or program as provided in this clause (xi) of this Section 10(c), she shall receive cash payments equal on an after-tax basis to the cost to her of obtaining the benefits provided under the plan or program in which she is unable to participate for the period specified in this clause (xi) of this Section 10(c), (2) such cost shall be deemed to be the lowest reasonable cost that would be incurred by the Executive in obtaining such benefit herself on an individual basis, and (3) payment of such amounts shall be made quarterly in advance; and

          (xii) other or additional benefits then due or earned in accordance with applicable plans and programs of the Company.

          "Termination Without Cause" shall mean the Executive's employment is terminated by the Company for any reason other than Cause (as defined in Section 10 (b)) or due to death.

          "Constructive Termination Without Cause" shall mean a termination of the Executive's employment at her initiative as provided in this Section 10(c) following the occurrence, without the Executive's written consent, of one or more of the following events (except as a result of a prior termination):

               (A) an assignment of any duties to Executive which are inconsistent with her status as a senior executive of the Company;

               (B) a decrease in annual Base Salary, target annual incentive award opportunity below 35% of Base Salary or target long term incentive award opportunity below 25% of Base Salary;

               (C) any other failure by the Company to perform any material obligation under, or breach by the Company of any material provision of, this Agreement that is not cured within 30 days; or

               (D) any failure to secure the agreement of any successor corporation or other successor entity to the Company to fully assume the Company's obligations under this Agreement.

     In addition, following a Change in Control, "Constructive Termination Without Cause" shall also mean a termination of the Executive's employment at her initiative as provided in this Section 10(c) following the occurrence, without the Executive's written consent, of a relocation of her principal place of employment outside a 35-mile radius of her principal place of employment as in effect immediately prior to such Change in Control.

     A "Change in Control" shall be deemed to have occurred if:

          (i) An acquisition by any Person of Beneficial Ownership of the shares of common stock of the Company then outstanding (the "Company Common Stock Outstanding") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Company Voting Securities Outstanding"), if such acquisition of Beneficial Ownership results in the Person's Beneficially Owning 25% or more of the Company Common Stock Outstanding or 25% or more of the combined voting power of the Company Voting Securities Outstanding; or

          (ii) The approval by the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this Section 10(c) as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); provided, however, that any merger, consolidation, sale, disposition or other similar transaction to or with Executive or entities controlled by Executive shall not constitute a Corporate Transaction; or

          (iii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 10(c), that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act, including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall in no event be considered as a member of the Incumbent Board.

          Notwithstanding the provisions set forth in subparagraphs (i) and (ii) of this Section 10(c), the following shall not constitute a Change in Control for purposes of this Agreement: (1) any acquisition by or consummation of a Corporate Transaction with any entity that was a subsidiary of the Company immediately prior to the transaction or an employee benefit plan (or related trust) sponsored or maintained by the Company or an entity that was a subsidiary of the Company immediately prior to the transaction if, immediately after such transaction (including consummation of all related transactions), the surviving entity is controlled by no Person other than such employee benefit plan (or related trust) and/or other Persons who controlled the Company immediately prior to such transaction; or (2) any acquisition or consummation of a Corporate Transaction following which more than 50% of, respectively, the shares then outstanding of common stock of the corporation resulting from such acquisition or Corporate Transaction and the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Company Common Stock Outstanding and Company Voting Securities Outstanding immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of the Company Common Stock Outstanding and Company Voting Securities Outstanding, as the case may be.

          For purposes of this definition:

               (A) The terms "Beneficial Ownership", "Beneficially Owning", "Beneficially Owned" and "Beneficial Owners" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act (including any successor to such Rule).

               (B) The term "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

               (C) The term "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.

     (d) Voluntary Termination. In the event of a termination of employment by the Executive on her own initiative after delivery of 10 business days advance written notice, other than a termination due to death, a Constructive Termination Without Cause, or Approved Early Retirement or Normal Retirement pursuant to Section 10(f) below, the Executive shall have the same entitlements as provided in Section 10(b)(iii) above for a termination for Cause, provided that at the Company's election, furnished in writing to the Executive within 30 days following such notice of termination, the Company shall in addition pay the Executive 50% of her Base Salary for a period of 18 months following such termination in exchange for the Executive not to engage in competition with the Company or any Subsidiary as set forth in Section 12(a) below. Notwithstanding any implication to the contrary, the Executive shall not have the right to terminate her employment with the Company during the Term of Employment except in the event of a Constructive Termination Without Cause, Approved Early Retirement or Normal Retirement, and any voluntary termination of employment during the Term of Employment in violation of this Agreement shall be considered a material breach.

     (e) Termination Without Cause or Constructive Termination Without Cause Following Change in Control. In the event the Executive's employment with the Company is terminated without Cause (which termination shall be effective as of the date specified by the Company in a written notice to the Executive), other than due to death, or in the event there is a Constructive Termination Without Cause (as defined above), in either case within two years following a Change in Control (as defined above), the Executive shall be entitled to and her sole remedies under this Agreement shall be:

          (i) Base Salary through the date of termination of the Executive's employment, which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (ii) an amount equal to two times the Executive's Base Salary, at the annualized rate in effect on the date of termination of the Executive's employment (or in the event a reduction in Base Salary is the basis for a Constructive Termination Without Cause, then the Base Salary in effect immediately prior to such reduction), payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (iii) pro rata annual incentive award for the year in which termination occurs equal to 35% (or such higher percentage then in effect for Executive) of Base Salary for such year, payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (iv) an amount equal to 35% (or such higher percentage then in effect for Executive) of Base Salary multiplied by two, payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (v) lapse of all restrictions on any restricted stock award (including any performance-based restricted stock) outstanding at the time of termination of employment;

          (vi) Company common stock, issued without restrictions, equal to any outstanding award of contingent shares as of the date of termination, including any matching grant under the Company's "STEP" program or award under the Company's "Founders Stock" program;

          (vii) immediate vesting of all outstanding stock options and the right to exercise such stock options during the Severance Period or for the remainder of the exercise period, if less;

          (viii) immediate vesting of all outstanding awards under the "Career Equity" program and a pro rata payment of such awards based on target performance, payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (ix) the balance of any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (x) settlement of all deferred compensation arrangements in accordance with Executive's duly executed Deferral Election Forms or the terms of any mandatory deferral;

          (xi) continued participation in all medical, health and life insurance plans at the same benefit level at which she was participating on the date of the termination of her employment until the earlier of:

               (A) the end of the Severance Period; or

               (B) the date, or dates, she receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (1) if the Executive is precluded from continuing her participation in any employee benefit plan or program as provided in this clause (xi) of this Section 10(e), she shall receive cash payments equal on an after-tax basis to the cost to her of obtaining the benefits provided under the plan or program in which she is unable to participate for the period specified in this clause (xi) of this Section 10(e), (2) such cost shall be deemed to be the lowest reasonable cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (3) payment of such amounts shall be made quarterly in advance; and

          (xii) other or additional benefits then due or earned in accordance with applicable plans and programs of the Company.

For purposes of any termination pursuant to this Section 10(e), the term "Severance Period" shall mean the period of 24 months following the termination of the Executive's employment.

     (f) Approved Early Retirement or Normal Retirement. Upon the Executive's Approved Early Retirement or Normal Retirement (as defined below), the Executive shall be entitled to and her sole remedies under this Agreement shall be:

          (i) Base Salary through the date of termination of the Executive's employment, which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (ii) pro rata annual incentive award for the year in which termination occurs, based on performance valuation at the end of such year and payable in a cash lump sum promptly (but in no event later than 15 days) thereafter;

          (iii) lapse of all restrictions on any restricted stock award (including any performance-based restricted stock) outstanding at the time of her termination of employment;

          (iv) continued vesting (as if the Executive remained employed by the Company) of any outstanding award of contingent shares as of the date of termination of employment, including any matching grant under the Company's "STEP" program or award under the Company's "Founders Stock" program;

          (v) continued vesting of all outstanding stock options and the right to exercise such stock options for a period of one year following the Executive's termination of employment (or such longer period as may be provided in stock options granted to other similarly situated executive officers of the Company) or for the remainder of the exercise period, if less;

          (vi) continued vesting (as if Executive remained employed by the Company) of all outstanding awards under the "Career Equity" program and a payment of such awards based on valuation at the end of the performance period, payable in a cash lump sum promptly (but in no event later than 15 days) thereafter;

          (vii) the balance of any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment or the date the amount of such award is determinable, if later;

          (viii) immediate vesting of benefits under the Company's SERP, with payment of such benefits to be made in accordance with the terms and conditions of the SERP as in effect at the Effective Date (or in accordance with the terms of any subsequent amendment to the SERP which is more favorable to the Executive or her beneficiary);

          (ix) settlement of all deferred compensation arrangements in accordance with the Executive's duly executed Deferral Election Forms or the terms of any mandatory deferral;

          (x) continued participation in all medical, health and life insurance plans at the same benefit level at which she was participating on the date of the termination of her employment until the earlier of:

               (A) the Executive's attainment of age 60; or

               (B) the date, or dates, she receives substantially equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (1) if the Executive is precluded from continuing her participation in any employee benefit plan or program as provided in this clause (x) of this Section 10(f), she shall receive cash payments equal on an after-tax basis to the cost to her of obtaining the benefits provided under the plan or program in which she is unable to participate for the period specified in this clause (x) of this Section 10(f), (2) such cost shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (3) payment of such amounts shall be made quarterly in advance; and

          (xi) other or additional benefits then due or earned in accordance with applicable plans and programs of the Company.

     "Approved Early Retirement" shall mean the Executive's voluntary termination of employment with the Company at or after attaining age 55 but prior to attaining age 60, if such termination is approved in advance by the Compensation Committee.

     "Normal Retirement" shall mean the Executive's voluntary termination of employment with the Company at or after attaining age 60.

     (g) No Mitigation; No Offset. In the event of any termination of employment under this Section 10, the Executive shall be under no obligation to seek other employment; amounts due the Executive under this Agreement shall not be offset by any remuneration attributable to any subsequent employment that she may obtain.

     (h) Nature of Payments. Any amounts due under this Section 10 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

     (i) Exclusivity of Severance Payments. Upon termination of the Executive's employment during the Term of Employment, she shall not be entitled to any severance payments or severance benefits from the Company or any payments by the Company on account of any claim by her of wrongful termination, including claims under any federal, state or local human and civil rights or labor laws, other than the payments and benefits provided in this Section 10.

     (j) Release of Employment Claims. The Executive agrees, as a condition to receipt of the termination payments and benefits provided for in this Section 10, that she will execute a release agreement, in a form reasonably satisfactory to the Company, releasing any and all claims arising out of the Executive's employment (other than enforcement of this Agreement, the Executive's rights under any of the Company's incentive compensation and employee benefit plans and programs to which she is entitled under this Agreement, and any claim for any tort for personal injury not arising out of or related to her termination of employment).

     11.  Confidentiality; Cooperation with Regard to Litigation.

     (a) During the Term of Employment and thereafter, the Executive shall not, without the prior written consent of the Company, disclose to anyone except in good faith in the ordinary course of business to a person who will be advised by the Executive to keep such information confidential or make use of any Confidential Information, except when required to do so by legal process, by any governmental agency or by any administrative or legislative body (including a committee thereof) that requires her to divulge, disclose or make accessible such information. In the event that the Executive is so ordered, she shall give prompt written notice to the Company in order to allow the Company the opportunity to object to or otherwise resist such order.

     (b) During the Term of Employment and thereafter, Executive shall not disclose the existence or contents of this Agreement beyond what is disclosed in the proxy statement or documents filed with the government unless and to the extent such disclosure is required by law, by a governmental agency, or in a document required by law to be filed with a governmental agency or in connection with enforcement of her rights under this Agreement. In the event that disclosure is so required, the Executive shall give prompt written notice to the Company in order to allow the Company the opportunity to object to or otherwise resist such requirement. This restriction shall not apply to such disclosure by her to members of her immediate family, her tax, legal or financial advisors, any lender, or tax authorities, or to potential future employers to the extent necessary, each of whom shall be advised not to disclose such information.

     (c) "Confidential Information" shall mean all information that is not known or available to the public concerning the business of the Company or any Subsidiary relating to any of their products, product development, trade secrets, customers, suppliers, finances, and business plans and strategies. For this purpose, information known or available generally within the trade or industry of the Company or any Subsidiary shall be deemed to be known or available to the public. Confidential Information shall include information that is, or becomes, known to the public as a result of a breach by the Executive of the provisions of Section 11(a) above.

     (d) "Subsidiary" shall mean any corporation controlled directly or indirectly by the Company and any affiliate of the Company.

     (e) The Executive agrees to reasonably cooperate with the Company, during the Term of Employment and thereafter (including following the Executive's termination of employment for any reason), by making herself available to testify on behalf of the Company or any Subsidiary or affiliate of the Company, in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, and to assist the Company, or any Subsidiary or affiliate of the Company, in any such action, suit, or proceeding, by providing information and meeting and consulting with the Board or its representatives or counsel, or representatives or counsel to the Company, or any Subsidiary or affiliate of the Company, as requested. The Company agrees to reimburse the Executive, on an after-tax basis, for all expenses actually incurred in connection with her provision of testimony or assistance.

     12.  Non-competition.

     (a) During the Restriction Period (as defined in Section 12(b) below), the Executive shall not engage in Competition with the Company or any Subsidiary. "Competition" shall mean engaging in any activity, except as provided below, for a Competitor of the Company or any Subsidiary, whether as an employee, consultant, principal, agent, officer, director, partner, shareholder (except as a less than one percent shareholder of a publicly traded company) or otherwise. A "Competitor" shall mean (i) Federated Department Stores, May Department Stores, Payless, Target, Wal-Mart, Woolworth and J. Baker (and any successor or successors thereto) or (ii) the portion of any other corporation or other entity or start-up corporation or entity that is engaged in the Discount Retail Footwear Business within fifty (50) miles of any Discount Retail Footwear Business outlet in the United States of the Company or any Subsidiary, provided that a corporation or entity described in clause (ii) above shall not be deemed to be a Competitor if the Executive shall not either directly or indirectly oversee or manage the activities of such corporation or entity's division or unit engaged in the Discount Retail Footwear Business. If the Executive commences employment or becomes a consultant, principal, agent, officer, director, partner, or shareholder of any entity that is not a Competitor at the time the Executive initially becomes employed or becomes a consultant, principal, agent, officer, director, partner, or shareholder of the entity, future activities of such entity shall not result in a violation of this provision unless (x) such activities were contemplated at the time the Executive initially became employed or becomes a consultant, principal, agent, officer, director, partner, or shareholder of the entity (and the contemplation of such activities was known to the Executive) or (y) the Executive commences directly or indirectly overseeing or managing the activities which are competitive with the activities of the Company or Subsidiary. The Executive shall not be deemed indirectly overseeing or managing the activities which are competitive with the activities of the Company or Subsidiary so long as she does not regularly participate in discussions with regard to the competing business. For purposes of the foregoing, "Discount Retail Footwear Business" shall mean a group of four or more stores which primarily sells discount footwear.

     (b) For the purposes of this Section 12 and Section 13 below, "Restriction Period" shall mean the period beginning with the Effective Date and ending with:

          (i) in the case of a termination of the Executive's employment without Cause or a Constructive Termination Without Cause, in either case prior to a Change in Control, the earlier of (1) the end of the Severance Period (as such term is defined in Section 10(c)(ii)) and (2) the occurrence of a Change in Control;

          (ii) in the case of a termination of the Executive's employment for Cause, the first anniversary of such termination;

          (iii) in the case of a voluntary termination of the Executive's employment pursuant to Section 10(d) above followed by the Company's election to pay the Executive (and subject to the payment of) 50% of her Base Salary, as provided in Section 10(d) above, the end of the 18-month period following such termination;

          (iv) in the case of a voluntary termination of the Executive's employment pursuant to Section 10(d) above which is not followed by the Company's election to pay the Executive such 50% of Base Salary, the date of such termination;

          (v) in the case of Approved Early Retirement or Normal Retirement pursuant to Section 10(f) above, the remainder of the Term of Employment; or

          (vi) in the case of a termination of the Executive's employment without Cause or a Constructive Termination Without Cause, in either case following a Change in Control, immediately upon such termination of employment.

     13.  Non-solicitation of Employees.

     During the portion of the Restriction Period following the termination of the Executive's employment, the Executive shall not induce employees of the Company or any Subsidiary to terminate their employment. During the portion of the Restriction Period following the termination of the Executive's employment, the Executive shall not directly or indirectly hire any employee of the Company or any Subsidiary or any person who was employed by the Company or any Subsidiary within 180 days of such hiring.

     14.  Remedies.

     In addition to whatever other rights and remedies the Company may have at equity or in law, if the Executive breaches any of the provisions contained in Sections 11, 12 or 13 above, the Company (a) shall have the right to immediately terminate all payments and benefits due under this Agreement and (b) shall have the right to seek injunctive relief. The Executive acknowledges that such a breach would cause irreparable injury and that money damages would not provide an adequate remedy for the Company.

     15.  Resolution of Disputes.

     Any disputes arising under or in connection with this Agreement, other than seeking injunctive relief under Section 14, shall be resolved by binding arbitration, to be held at an office closest to the Company's principal offices in accordance with the rules and procedures of the American Arbitration Association, except that disputes arising under or in connection with Sections 11, 12 and 13 above shall be submitted to the federal or state courts in the State of New Jersey. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts and benefits due the Executive under this Agreement. All reasonable costs and expenses (including fees and disbursements of counsel) incurred by the Executive in seeking to enforce rights pursuant to this Agreement shall be paid on behalf of or reimbursed to the Executive promptly by the Company, whether or not the Executive is successful in asserting such rights; provided, however, that no reimbursement shall be made of such expenses relating to any unsuccessful assertion of rights if and to the extent that the Executive's assertion of such rights was in bad faith or frivolous.

     16.  Indemnification.

     (a) Company Indemnity. The Company agrees that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that she is or was a director, officer or employee of the Company or any Subsidiary or is or was serving at the request of the Company or any Subsidiary as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's certificate of incorporation or bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if she has ceased to be a director, member, officer, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by her in connection with a Proceeding within 20 days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that she is not entitled to be indemnified against such costs and expenses.

     (b) No Presumption Regarding Standard of Conduct. Neither the failure of the Company (including its board of directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any proceeding concerning payment of amounts claimed by the Executive under Section 16(a) above that indemnification of the Executive is proper because she has met the applicable standard of conduct, nor a determination by the Company (including its board of directors, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

     (c) Liability Insurance. The Company agrees to continue and maintain a directors and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers.

     17.  Excise Tax Gross-Up.

     If the Executive becomes entitled to one or more payments (with a "payment" including, without limitation, the vesting of an option or other non-cash benefit or property), whether pursuant to the terms of this Agreement or any other plan, arrangement, or agreement with the Company, a subsidiary or any affiliated company (the "Total Payments"), which are or become subject to the tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code") (or any similar tax that may hereafter be imposed) (the "Excise Tax"), the Company shall pay to the Executive at the time specified below an additional amount (the "Gross-up Payment") (which shall include, without limitation, reimbursement for any penalties and interest that may accrue in respect of such Excise Tax) such that the net amount retained by the Executive, after reduction for any Excise Tax (including any penalties or interest thereon) on the Total Payments and any federal, state and local income or employment tax and Excise Tax on the Gross-up Payment provided for by this
Section 17, but before reduction for any federal, state, or local income or employment tax on the Total Payments, shall be equal to the sum of (a) the Total Payments, and (b) an amount equal to the product of any deductions disallowed for federal, state, or local income tax purposes because of the inclusion of the Gross-up Payment in the Executive's adjusted gross income multiplied by the highest applicable marginal rate of federal, state, or local income taxation, respectively, for the calendar year in which the Gross-up Payment is to be made.

     For purposes of determining whether any of the Total Payments will be subject to the Excise Tax and the amount of such Excise Tax:

          (i) The Total Payments shall be treated as "parachute payments" within the meaning of Section 280G(b)(2) of the Code, and all "excess parachute payments" within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax, unless, and except to the extent that, in the written opinion of independent compensation consultants, counsel or auditors of nationally recognized standing ("Independent Advisors") selected by the Company and reasonably acceptable to the Executive, the Total Payments (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of Section 280G(b)(3) of the Code or are otherwise not subject to the Excise Tax;

          (ii) The amount of the Total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of (A) the total amount of the Total Payments or (B) the total amount of excess parachute payments within the meaning of Section 280G(b)(1) of the Code (after applying clause (i) above); and

          (iii) The value of any non-cash benefits or any deferred payment or benefit shall be determined by the Independent Advisors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

     For purposes of determining the amount of the Gross-up Payment, the Executive shall be deemed (A) to pay federal income taxes at the highest marginal rate of federal income taxation for the calendar year in which the Gross-up Payment is to be made; (B) to pay any applicable state and local income taxes at the highest marginal rate of taxation for the calendar year in which the Gross-up Payment is to be made, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes if paid in such year (determined without regard to limitations on deductions based upon the amount of the Executive's adjusted gross income); and
(C) to have otherwise allowable deductions for federal, state, and local income tax purposes at least equal to those disallowed because of the inclusion of the Gross-up Payment in the Executive's adjusted gross income. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time the Gross-up Payment is made, the Executive shall repay to the Company at the time that the amount of such reduction in Excise Tax is finally determined (but, if previously paid to the taxing authorities, not prior to the time the amount of such reduction is refunded to the Executive or otherwise realized as a benefit by the Executive) the portion of the Gross-up Payment that would not have been paid if such Excise Tax had been applied in initially calculating the Gross-up Payment, plus interest on the amount of such repayment at the rate provided in
Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time the Gross-up Payment is made (including by reason of any payment the existence or amount of which cannot be determined at the time of the Gross-up Payment), the Company shall make an additional Gross-up Payment in respect of such excess (plus any interest and penalties payable with respect to such excess) at the time that the amount of such excess is finally determined.

     The Gross-up Payment provided for above shall be paid on the 30th day (or such earlier date as the Excise Tax becomes due and payable to the taxing authorities) after it has been determined that the Total Payments (or any portion thereof) are subject to the Excise Tax; provided, however, that if the amount of such Gross-up Payment or portion thereof cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined by the Independent Advisors, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code), as soon as the amount thereof can be determined. In the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code). If more than one Gross-up Payment is made, the amount of each Gross-up Payment shall be computed so as not to duplicate any prior Gross-up Payment. The Company shall have the right to control all proceedings with the Internal Revenue Service that may arise in connection with the determina tion and assessment of any Excise Tax and, at its sole option, the Company may pursue or forego any and all administrative appeals, proceedings, hearings, and conferences with any taxing authority in respect of such Excise Tax (including any interest or penalties thereon); provided, however, that the Company's control over any such proceedings shall be limited to issues with respect to which a Gross-up Payment would be payable hereunder, and the Executive shall be entitled to settle or contest any other issue raised by the Internal Revenue Service or any other taxing authority. The Executive shall cooperate with the Company in any proceedings relating to the determination and assessment of any Excise Tax and shall not take any position or action that would materially increase the amount of any Gross-Up Payment hereunder.

     18.  Effect of Agreement on Other Benefits.

     Except as specifically provided in this Agreement, the existence of this Agreement shall not be interpreted to preclude, prohibit or restrict the Executive's participation in any other employee benefit or other plans or programs in which she currently participates.

     19.  Assignability; Binding Nature.

     This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and permitted assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred in connection with the sale or transfer of all or substantially all of the assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale or transfer of assets as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than her rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 24 below.

     20.  Representation.

     The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization.

     21.  Entire Agreement.

     This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

     22.  Amendment or Waiver.

     No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

     23.  Severability.

     In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

     24.  Survivorship.

     The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

     25.  Beneficiaries/References.

     The Executive shall be entitled, to the extent permitted under any applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of her incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to her beneficiary, estate or other legal representative.

     26.  Governing Law/Jurisdiction.

     This Agreement shall be governed by and construed and interpreted in accordance with the laws of New Jersey without reference to principles of conflict of laws, except insofar as the Delaware General Corporation Law, federal laws and regulations may be applicable. Subject to Section 15, the Company and the Executive hereby consent to the jurisdiction of any or all of the following courts for purposes of resolving any dispute under this Agreement:
(i) the United States District Court for New Jersey, (ii) any of the courts of the State of New Jersey, or (iii) any other court having jurisdiction. The Company and the Executive further agree that any service of process or notice requirements in any such proceeding shall be satisfied if the rules of such court relating thereto have been substantially satisfied. The Company and the Executive hereby waive, to the fullest extent permitted by applicable law, any objection which it or she may now or hereafter have to such jurisdiction and any defense of inconvenient forum.

     27.  Notices.

     Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

     If to the Company:                 Footstar, Inc.
                                        933 MacArthur Boulevard
                                        Mahwah, New Jersey 07430
                                        Attention:  Chairman

     If to the Executive:               Maureen Richards
                                        5041 Fieldston Road
                                        Bronx, NY  10471

     28.  Headings.

     The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

     29.  Counterparts.

     This Agreement may be executed in two or more counterparts.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                         FOOTSTAR, INC.


                                         By:/s/ J.M. Robinson
                                         --------------------
                                         Name:  J.M. Robinson
                                         Title: Chairman & Chief
                                                Executive Officer



                                         EXECUTIVE


                                         /s/ Maureen Richards
                                         --------------------
                                           Maureen Richards

                                 FOOTSTAR, INC.
--------------------------------------------------------------------------------

                  Change in Control Agreement for Donald Roach

--------------------------------------------------------------------------------

                                 FOOTSTAR, INC.

--------------------------------------------------------------------------------

                  Change in Control Agreement for Donald Roach

--------------------------------------------------------------------------------

                                                                           Page
                                                                           ----

1    Definitions ..........................................................  1

2    Term of Agreement ....................................................  4

3    Entitlement to Change in Control Benefit .............................  4

4    Confidentiality; Cooperation with Regard to Litigation ...............  6

5    Remedies .............................................................  7

6    Resolution of Disputes ...............................................  7

7    Effect of Agreement on Other Benefits ................................  8

8    Not an Employment Agreement ..........................................  8

9    Assignability; Binding Nature ........................................  8

10   Representation .......................................................  8

11   Entire Agreement .....................................................  8

12   Amendment or Waiver ..................................................  9

13   Severability .........................................................  9

14   Survivorship .........................................................  9

15   Governing Law/Jurisdiction ...........................................  9

16   Notices ..............................................................  9

17   Headings ............................................................. 10

18   Counterparts ......................................................... 10

                           CHANGE IN CONTROL AGREEMENT

     AGREEMENT, made and entered into as of the 12th day of October, 1996 by and between Footstar, Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the "Company"), and Donald Roach (the "Executive").

                              W I T N E S S E T H :

     WHEREAS, the Executive is an employee of the Company serving in an executive capacity;

     WHEREAS, the Board of Directors of the Company (the "Board") believes it is necessary and desirable that the Company be able to rely upon the Executive to continue serving in his or her position in the event of a pending or actual change in control of the Company;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a "Party" and together the "Parties") agree as follows:

     1.   Definitions.

     (a) "Base Salary" shall mean the Executive's annual base salary.

     (b) "Cause" shall mean:

          (i) the Executive's willful and material breach of Section 4 of this Agreement;

          (ii) the Executive is convicted of a felony involving moral turpitude; or

          (iii) the Executive engages in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out his/her duties under this Agreement, resulting, in either case, in material harm to the financial condition or reputation of the Company.

     For purposes of this Agreement, an act or failure to act on Executive's part shall be considered "willful" if it was done or omitted to be done by him/her not in good faith, and shall not include any act or failure to act resulting from any incapacity of Executive. A termination for Cause shall not take effect unless the provisions of this paragraph are complied with. The Executive shall be given written notice by the Company of its intention to terminate him/her for Cause, such notice (A) to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for Cause is based and (B) to be given within 90 days of the Company's learning of such act or acts or failure or failures to act. The Executive shall have 10 days after the date that such written notice has been given to him/her in which to cure such conduct, to the extent such cure is possible. If he/she fails to cure such conduct, the Executive shall then be entitled to a hearing before the Compensation Committee of the Board at which the Executive is entitled to appear. Such hearing shall be held within 15 days of such notice to the Executive, provided he/she requests such hearing within 10 days of the written notice from the Company of the intention to terminate him/her for Cause. If, within five days following such hearing, the Executive is furnished written notice by the Board confirming that, in its judgment, grounds for Cause on the basis of the original notice exist, he/she shall thereupon be terminated for Cause. Such hearing shall not limit any other review as set forth in this Agreement on a de novo basis.

     (c) A "Change in Control" shall be deemed to have occurred if:

          (i) An acquisition by any Person of Beneficial Ownership of the shares of common stock of the Company then outstanding (the "Company Common Stock Outstanding") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Company Voting Securities Outstanding"), if such acquisition of Beneficial Ownership results in the Person's Beneficially Owning 25% or more of the Company Common Stock Outstanding or 25% or more of the combined voting power of the Company Voting Securities Outstanding; or

          (ii) The approval by the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this Section 1(c) as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); provided, however, that any merger, consolidation, sale, disposition or other similar transaction to or with Executive or entities controlled by Executive shall not constitute a Corporate Transaction; or

          (iii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 1(c), that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act, including any successor to such
     Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall in no event be considered as a member of the Incumbent Board.

          Notwithstanding the provisions set forth in subparagraphs (i) and (ii) of this Section 1(c) the following shall not constitute a Change in Control for purposes of this Agreement: (1) any acquisition by or consummation of a Corporate Transaction with any entity that was a subsidiary of the Company immediately prior to the transaction or an employee benefit plan (or related trust) sponsored or maintained by the Company or an entity that was a subsidiary of the Company immediately prior to the transaction if, immediately after such transaction (including consummation of all related transactions), the surviving entity is controlled by no Person other than such employee benefit plan (or related trust) and/or other Persons who controlled the Company immediately prior to such transaction; or (2) any acquisition or consummation of a Corporate Transaction following which more than 50% of, respectively, the shares then outstanding of common stock of the corporation resulting from such acquisition or Corporate Transaction and the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors is then Beneficially Owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Company Common Stock Outstanding and Company Voting Securities Outstanding immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of the Company Common Stock Outstanding and Company Voting Securities Outstanding, as the case may be.

          For purposes of this definition:

               (A) The terms "Beneficial Ownership", "Beneficially Owning", "Beneficially Owned" and "Beneficial Owners" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act (including any successor to such Rule).

               (B) The term "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

               (C) The term "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including "group" as defined in Section 13(d) thereof.

     (d) "Confidential Information" shall have the meaning set forth in Section 4 below.

     (e) "Constructive Termination Without Cause" shall mean a termination of the Executive's employment at his/her initiative following the occurrence, without the Executive's written consent, of one or more of the following events (except as a result of a prior termination):

          (i) a material change, adverse to Executive, in Executive's position, title, office, status, rank, nature of responsibilities, or authority within the Company;

          (ii) an assignment of any duties to Executive which are inconsistent with his/her status;

          (iii) a decrease in annual Base Salary, target annual incentive award opportunity or target long term incentive award opportunity;

          (iv) any failure to secure the agreement of any successor corporation or other entity to the Company to fully assume the Company's obligations under this Agreement; or

          (v) a relocation of Executive's principal place of employment more than 35 miles from his place of employment before such relocation.

     (f) "Disability" shall mean disability as that term is defined in the Company's Long-Term Disability Plan.

     (g) "Effective Date" shall have the meaning set forth in Section 2 below.

     (h) "Original Term" shall have the meaning set forth in Section 2 below.

     (i) "Renewal Term" shall have the meaning set forth in Section 2 below.

     (j) "Retirement" shall mean the Executive's termination of employment with the Company at or after attaining age 60.

     (k) "Severence Period" shall mean the period of 24 months following the termination of the Executive's employment.

     (l) "Subsidiary" shall have the meaning set forth in Section 4 below.

     (m) "Term" shall have the meaning set forth in Section 2 below.

     2.   Term of Agreement.

     The term of this Agreement shall commence immediately upon the date on which shares of Company common stock are distributed to shareholders of Melville Corporation (the "Effective Date") and end on the third anniversary of such date (the "Original Term"). The Original Term shall be automatically renewed for successive one-year terms (the "Renewal Terms") unless at least 180 days prior to the expiration of the Original Term or any Renewal Term, either Party notifies the other Party in writing that he/she or it is electing to terminate this Agreement at the expiration of the then current Term. If a Change in Control shall have occurred during the Original Term or during any Renewal Term, notwithstanding any other provision of this Section 2, the Term shall be automatically extended and shall end two years after such Change in Control. "Term" shall mean the Original Term and all Renewal Terms.

     3.   Entitlement to Severance Benefit.

     (a) Severance Benefit. In the event the Executive's employment with the Company is terminated without Cause, other than due to death, Disability or Retirement, or in the event there is a Constructive Termination Without Cause, in either case within two years following a Change in Control, the Executive shall be entitled to receive:

          (i) Base Salary through the date of termination of the Executive's employment, which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (ii) an amount equal to two times the Executive's Base Salary, at the annualized rate in effect on the date of termination of the Executive's employment (or in the event a reduction in Base Salary is the basis for a Constructive Termination Without Cause, then the Base Salary in effect immediately prior to such reduction), payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (iii) a pro rata annual incentive award for the year in which termination occurs, assuming that the Executive would have received an award equal to the Executive's target award opportunity for such year, payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (iv) an amount equal the Executive's target annual incentive award opportunity for the year of termination (or in the event a reduction in such target is the basis for a Constructive Termination Without Cause, then the target in effect immediately prior to such reduction) multiplied by two, payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (v) lapse of all restrictions on any restricted stock award (including any performance-based restricted stock) outstanding at the time of termination of employment;

          (vi) Company common stock, issued without restrictions, equal to any outstanding award of contingent shares as of the date of termination, including any matching grant under the Company's "STEP" program or award under the Company's "Founders Stock" program;

          (vii) immediate vesting of all outstanding stock options and the right to exercise such stock options during the Severance Period or for the remainder of the exercise period, if less;

          (viii) immediate vesting of all outstanding awards under the "Career Equity" program and a pro rata payment of such awards based on target performance, payable in a cash lump sum promptly (but in no event later than 15 days) following the Executive's termination of employment;

          (ix) the balance of any incentive awards earned as of December 31 of the prior year (but not yet paid), which shall be paid in a single lump sum not later than 15 days following the Executive's termination of employment;

          (x) settlement of all deferred compensation arrangements in accordance with Executive's duly executed Deferral Election Forms or the terms of any mandatory deferral;

          (xi) continued participation in all medical, health and life insurance plans at the same benefit level at which he/she was participating on the date of the termination of his/her employment until the earlier of:

               (A) the end of the Severance Period; or

               (B) the date, or dates, he/she receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverage and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (1) if the Executive is precluded from continuing his/her participation in any employee benefit plan or program as provided in this clause (xi) of this
          Section 3(a), he/she shall receive cash payments equal on an after-tax basis to the cost to him/her of obtaining the benefits provided under the plan or program in which he/she is unable to participate for the period specified in this clause (xi) of this Section 3(a), (2) such cost shall be deemed to be the lowest reasonable cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (3) payment of such amounts shall be made quarterly in advance; and

          (xii) other or additional benefits then due or earned in accordance with applicable plans and programs of the Company.

     (b) No Mitigation; No Offset. In the event of any termination of employment under this Section 3, the Executive shall be under no obligation to seek other employment; amounts due the Executive under this Agreement shall not be offset by any remuneration attributable to any subsequent employment that he/she may obtain.

     (c) Nature of Payments. Any amounts due under this Section 3 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

     (d) Release of Employment Claims. The Executive agrees, as a condition to receipt of the termination payments and benefits provided for in this Section 3, that he/she will execute a release agreement, in a form reasonably satisfactory to the Company, releasing any and all claims arising out of the Executive's employment (other than enforcement of this Agreement, the Executive's rights under any of the Company's incentive compensation and employee benefit plans and programs to which he/she is entitled under this Agreement, and any claim for any tort for personal injury not arising out of or related to his/her termination of employment).

     4.   Confidentiality; Cooperation with Regard to Litigation.

     (a) During the Term and thereafter, the Executive shall not, without the prior written consent of the Company, disclose to anyone except in good faith in the ordinary course of business to a person who will be advised by the Executive to keep such information confidential or make use of any Confidential Information, except when required to do so by legal process, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) that requires him/her to divulge, disclose or make accessible such information. In the event that the Executive is so ordered, he/she shall give prompt written notice to the Company in order to allow the Company the opportunity to object to or otherwise resist such order.

     (b) During the Term and thereafter, Executive shall not disclose the existence or contents of this Agreement beyond what is disclosed in the proxy statement or documents filed with the government unless and to the extent such disclosure is required by law, by a governmental agency, or in a document required by law to be filed with a governmental agency or in connection with enforcement of his/her rights under this Agreement. In the event that disclosure is so required, the Executive shall give prompt written notice to the Company in order to allow the Company the opportunity to object to or otherwise resist such requirement. This restriction shall not apply to such disclosure by him/her to members of his/her immediate family, his/her tax, legal or financial advisors, any lender, or tax authorities, or to potential future employers to the extent necessary, each of whom shall be advised not to disclose such information.

     (c) "Confidential Information" shall mean all information that is not known or available to the public concerning the business of the Company or any Subsidiary relating to any of their products, product development, trade secrets, customers, suppliers, finances, and business plans and strategies. For this purpose, information known or available generally within the trade or industry of the Company or any Subsidiary shall be deemed to be known or available to the public. Confidential Information shall include information that is, or becomes, known to the public as a result of a breach by the Executive of the provisions of Section 4(a) above.

     (d) "Subsidiary" shall mean any corporation controlled directly or indirectly by the Company and any affiliate of the Company.

     (e) The Executive agrees to cooperate with the Company, during the Term and thereafter (including following the Executive's termination of employment for any reason), by making himself available to testify on behalf of the Company or any Subsidiary or affiliate of the Company, in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, and to assist the Company, or any Subsidiary or affiliate of the Company, in any such action, suit, or proceeding, by providing information and meeting and consulting with the Board or its representatives or counsel, or representatives or counsel to the Company, or any Subsidiary or affiliate of the Company, as requested. The Company agrees to reimburse the Executive, on an after-tax basis, for all expenses actually incurred in connection with his/her provision of testimony or assistance.

     5.   Remedies.

     In addition to whatever other rights and remedies the Company may have at equity or in law, if the Executive breaches any of the provisions contained in
Section 4 above, the Company (a) shall have the right to immediately terminate all payments and benefits due under this Agreement and (b) shall have the right to seek injunctive relief. The Executive acknowledges that such a breach would cause irreparable injury and that money damages would not provide an adequate remedy for the Company.

     6.   Resolution of Disputes.

     Any disputes arising under or in connection with this Agreement, other than seeking injunctive relief under Section 5, shall be resolved by binding arbitration, to be held at an office closest to the Company's principal offices in accordance with the rules and procedures of the American Arbitration Association, except that disputes arising under or in connection with Section 4 above shall be submitted to the federal or state courts in the State of New Jersey. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Pending the resolution of any arbitration or court proceeding, the Company shall continue payment of all amounts and benefits due the Executive under this Agreement. All reasonable costs and expenses (including fees and disbursements of counsel) incurred by the Executive in seeking to enforce rights pursuant to this Agreement shall be paid on behalf of or reimbursed to the Executive promptly by the Company, whether or not the Executive is successful in asserting such rights; provided, however, that no reimbursement shall be made of such expenses relating to any unsuccessful assertion of rights if and to the extent that the Executive's assertion of such rights was in bad faith or frivolous.

     7.   Effect of Agreement on Other Benefits.

     Except as specifically provided in this Agreement, the existence of this Agreement shall not be interpreted to preclude, prohibit or restrict the Executive's participation in any other employee benefit or other plans or programs in which he/she currently participates.

     8.   Not an Employment Agreement.

     This Agreement is not, and nothing herein shall be deemed to create, a contract of employment between the Executive and the Company. The Company may terminate the employment of the Executive at any time, subject to the terms of any employment agreement between the Company and the Executive that may then be in effect.

     9.   Assignability; Binding Nature.

     This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs (in the case of the Executive) and permitted assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred in connection with the sale or transfer of all or substantially all of the assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale or transfer of assets as described in the preceding sentence, it shall take whatever action it legally can in order to cause such assignee or transferee to expressly assume the liabilities, obligations and duties of the Company hereunder. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his/her rights to compensation and benefits, which may be transferred only by will or operation of law, except as provided in Section 14 below.

     10.  Representation.

     The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization.

     11.  Entire Agreement.

     This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

     12.  Amendment or Waiver.

     No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Company. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Company, as the case may be.

     13.  Severability.

     In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

     14.  Survivorship.

     The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

     15.  Governing Law/Jurisdiction.

     This Agreement shall be governed by and construed and interpreted in accordance with the laws of New Jersey without reference to principles of conflict of laws, except insofar as the Delaware General Corporation Law, federal laws and regulations may be applicable. Subject to Section 6, the Company and the Executive hereby consent to the jurisdiction of any or all of the following courts for purposes of resolving any dispute under this Agreement:
(i) the United States District Court for New Jersey, (ii) any of the courts of the State of New Jersey, or (iii) any other court having jurisdiction. The Company and the Executive further agree that any service of process or notice requirements in any such proceeding shall be satisfied if the rules of such court relating thereto have been substantially satisfied. The Company and the Executive hereby waive, to the fullest extent permitted by applicable law, any objection which it or he/she may now or hereafter have to such jurisdiction and any defense of inconvenient forum.

     16.  Notices.

     Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

     If to the Company:                 Footstar, Inc.
                                        933 MacArthur Boulevard
                                        Mahwah, New Jersey 07430
                                        Attention:  Secretary

     If to the Executive:               Donald Roach
                                        43 Joshua Drive
                                        Ramsey, New Jersey  07446

     17.  Headings.

     The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

     18.  Counterparts.

     This Agreement may be executed in two or more counterparts.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                         FOOTSTAR, INC.


                                         By:/s/ J.M. Robinson
                                         --------------------
                                         Name:  J.M. Robinson
                                         Title: Chairman & Chief
                                                Executive Officer


                                         EXECUTIVE


                                         /s/ Donald Roach
                                         ----------------